As filed with the Securities and Exchange Commission on November 25, 2020

1933 Act File No. 333-188521 and 1940 Act File No. 811-22842

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Post-Effective Amendment No. 145

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 147

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

(207) 347-2000

Alison Fuller
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W., Suite 700
Washington, DC 20006-1871

Copies to:

Zachary Tackett
Apex Fund Services
Three Canal Plaza, Suite 600
Portland, Maine 04101

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[X]	on December 1, 2020, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]	on ______________, pursuant to Rule 485, paragraph (a)(1)

[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]	on ______________, pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: ABR Dynamic Blend Equity & Volatility Fund, ABR 50/50 Volatility Fund (formerly known as ABR Dynamic Short Volatility Fund), ABR 75/25 Volatility Fund

ABR DYNAMIC BLEND EQUITY & VOLATILITY FUND

Institutional Shares (ABRVX)

Investor Shares (ABRTX)

ABR 50/50 VOLATILITY FUND

(FORMERLY THE ABR DYNAMIC SHORT VOLATILITY FUND)

Institutional Shares (ABRSX)

Investor Shares (ABRJX)

ABR 75/25 VOLATILITY FUND

Institutional Shares (VOLSX)

Investor Shares (VOLJX)

PROSPECTUS

December 1, 2020

Advised by:

ABR Dynamic Funds, LLC

www.abrdynamicfunds.com

The Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
This important section summarizes each Fund’s objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio managers, your account and other information.
ABR Dynamic Blend Equity & Volatility Fund	1
ABR 50/50 Volatility Fund	7
ABR 75/25 Volatility Fund	15
Details Regarding Principal Investment Strategies	21
This section includes additional information about each Fund’s investment strategies.
ABR Dynamic Blend Equity & Volatility Fund	21
ABR 50/50 Volatility Fund	23
ABR 75/25 Volatility Fund	25
Additional Information Regarding Principal Investment Risks	27
This section includes additional information about each Fund’s investment risks.
Management	32
Investment Adviser	32
Portfolio Managers	32
Other Service Providers	33
Fund Expenses	33
Your Account	34
General Information	34
How to Contact the Funds	34
Choosing a Share Class	36
Buying Shares	37
Selling Shares	40
Exchanging Shares	43
Retirement Accounts	44
Other Information	45
Financial Highlights	48

SUMMARY SECTION - ABR DYNAMIC BLEND EQUITY & VOLATILITY FUND

Investment Objective

The ABR Dynamic Blend Equity & Volatility Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a benchmark index that measures the investment returns of a dynamic ratio of large-capitalization stocks and the volatility of large-capitalization stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.45%	0.76%
Total Annual Fund Operating Expenses	2.20%	2.76%
Fee Waiver and/or Expense Reimbursement(1)	(0.20)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	2.25%

(1)	ABR Dynamic Funds, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 2.00% and 2.25%, respectively, through at least November 30, 2021 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from a Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$203	$669	$1,161	$2,518
Investor Shares	$228	$808	$1,414	$3,053

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowing for investment purposes) in securities and instruments, including derivatives, that provide exposure to the constituents of the ABR Dynamic Blend Equity & Volatility Index Powered by Wilshire (the “Index”). For purposes of this policy, the notional value of the Fund’s investments in derivative instruments that provide exposure to the constituents of the Index, may be counted toward satisfaction of the 80% policy. The Fund employs a model-driven investment approach to determine an allocation among equities (via instruments that track the S&P 500® Total Return Index), equity volatility (via instruments that track the S&P 500® VIX Short-Term Futures Total Return Index), and cash (via cash instruments). The model-driven approach of the Fund is designed to hold each security in approximately the same proportion as its weighting in the Index. The Adviser cannot guarantee that the Fund’s holdings will mirror the weighting of the Index. The Fund may also invest in Exchange Traded Products (“ETPs”).

Unlike many actively managed investment companies, the Fund does not seek to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Index is designed to capture favorable volatility movements in the equity markets while maintaining equity exposure to preserve positive performance during extended periods of rising markets. The Fund is systematically rebalanced once daily to follow generally the proportions of the Index’s exposure to the S&P 500® Total Return Index, the S&P 500® VIX Short-Term Futures Index, and cash based on the investment model’s assessed volatility in the market and the historic returns of the underlying indexes. The Fund’s exposure to the S&P 500® Total Return Index increases in periods of relatively low market volatility, as determined by the Index, which reflects the investment model and compared to historic levels of market volatility. The Fund’s exposure to the S&P 500® VIX Short-Term Futures Index increases in periods of relatively high volatility. During periods of extremely high volatility in the equity markets, the Fund’s exposure to the S&P 500® VIX Short-Term Futures Index may approach 50%. During periods of extremely low volatility in the equity markets, the Fund’s exposure to the S&P 500® Total Return Index may approach 100%. At times, the Fund may also convert to a full cash position as necessary to remain consistent with the cash position weighting of the Index. The Adviser rebalances the Fund’s assets into a full cash position, as dictated by the Index, which reflects the investment model, based on current levels of market volatility and the historic performance of the market.

Normally, the Fund invests in derivative instruments (such as futures contracts) that provide exposure to equity securities, including volatility in the equity markets, to meet its investment objective. The Fund will also invest in securities with maturities of less than one year or cash equivalents, or it may hold cash pending investment. The Fund manages its cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. The Fund may invest in money market instruments and other short-term instruments, including Treasury bills and other U.S. government securities, bank obligations, and commercial paper. If the Fund holds cash uninvested, the fund will not earn income on the cash.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund’s principal investment strategies and principal risks is contained in the Fund’s Statement of Additional Information (the “SAI”). The following principal risks could affect the value of your investment:

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Market Events Risk. Geopolitical and similar disruptive events with geopolitical consequences, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Fund’s net asset value.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Derivative Instruments Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The Fund could experience a loss if derivatives do not perform as anticipated or if the Fund is unable to liquidate a position because of an illiquid secondary market.

Leverage Risk. Certain derivative transactions, such as those involving investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Equity Risk. The Fund will gain exposure to equity securities through investments in futures contracts. The Fund’s equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index. The value of such security or derivative will fluctuate based on changes in the value of the index to which the security or derivative is linked.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Passive Management Risk. The Fund is not “actively” managed. Therefore, it would not necessarily sell securities or other positions during a market decline, unless removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index. There is no guarantee that the Index will meet the purpose for which it was designed.

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries or U.S. Treasury futures could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Exchange-Traded Products Risk. Exchange Traded Products consist of exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The risks of investment in ETFs typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is higher or lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index).

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to, among other things, fees and expenses paid by the Fund that are not reflected in the Index.

High Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.abrdynamicfunds.com or by calling (855) 422-4518 (toll free).

The performance for the Fund’s Investor Shares would have been substantially similar to the performance information for the Fund’s Institutional Shares, set forth below, because both classes of shares invest in the same portfolio of securities. Returns for Investor Shares will differ only to the extent that the expenses of the two share classes are different.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Institutional Shares

During the period shown, the highest return for a quarter was 5.11% for the quarter ended December 31, 2019, and the lowest return was -9.19% for the quarter ended December 31, 2018.

The calendar year-to-date total return as of September 30, 2020 was 46.26%.

Average Annual Total Returns

(For the periods ended December 31, 2019)

	1 Year	Since Inception 08/03/15
Investor Shares - Return Before Taxes	8.88%	2.60%
Institutional Shares - Return Before Taxes	9.08%	2.93%
Institutional Shares - Return After Taxes on Distributions	8.87%	2.20%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	5.52%	2.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	12.59%

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Shares and after-tax returns for other share classes will vary.

Management

Investment Adviser. ABR Dynamic Funds, LLC is the Fund’s investment adviser.

Portfolio Managers. Taylor Lukof, CEO of the Adviser and Fund Manager, and David Skordal, Fund Manager, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception in 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (855) 422-4518 (toll free) or writing to the Fund at ABR Dynamic Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	None
Retirement Accounts	$100,000	None	$2,500	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION - ABR 50/50 VOLATILITY FUND

Investment Objective

The ABR 50/50 Volatility Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.50%	2.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	1.20%	3.78%
Total Annual Fund Operating Expenses	3.70%	6.53%
Fee Waiver and/or Expense Reimbursement(1)	(1.20)%	(3.78)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.50%	2.75%

(1)	ABR Dynamic Funds, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 2.50% and 2.75%, respectively, through at least November 30, 2021 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from a Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$253	$1,022	$1,810	$3,873
Investor Shares	$278	$1,593	$2,868	$5,889

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 875% of the average value of its portfolio.

Principal Investment Strategies

Employing a proprietary investment model, the Fund’s adviser, ABR Dynamic Funds, LLC (the “Adviser”), invests the Fund’s assets primarily in securities and derivative instruments that, to varying degrees, provide for an allocation among (i) long exposure to CBOE Volatility Index (“VIX Index”) futures and VIX Index exchange-traded products (“ETPs”); (ii) short exposure to VIX Index futures and VIX Index ETPs; (iii) long exposure to S&P 500 Index futures and S&P 500 Index ETPs; (iv) long exposure to long-term U.S. Treasury securities, and (v) cash. For purposes of this policy, ETPs include exchange-traded funds and exchange-traded notes. The Fund’s holdings are rebalanced daily.

When the Fund has long exposure to any combination of VIX Index futures, VIX Index ETPs, S&P 500 Index futures, S&P 500 Index ETPs, and/or long-term U.S. Treasury securities, the Fund will profit if the price of the security or derivative instrument increases. When the Fund has short exposure to VIX Index futures or VIX Index ETPs, it has taken an opposing position to the movement of equity volatility in the market; it gains when the price of VIX Index futures or VIX Index ETPs falls while incurring losses when the price of VIX Index futures or VIX Index ETPs rises. Long and short positions may be directly related to one another or independent from each other.

The Adviser will typically manage the Fund’s assets so that fifty percent (50%) of its net assets are managed in accordance with the Adviser’s proprietary “long” volatility strategy, and the remaining fifty percent (50%) of its net assets are managed in accordance with the Adviser’s proprietary “short” volatility strategy. The actual exposure of the Fund’s assets to these two strategies may deviate from these targets based on market conditions. In addition, the Adviser may implement adjustments to the 50/50 blend under various market conditions with the goal of enhancing returns or mitigating risk. The 50/50 blend will result in significant short volatility exposure at times, which is subject to the risks discussed below.

Volatility and the VIX Index:

Volatility is a statistical measure of the magnitude of changes in security prices without regard to the direction of those changes. Higher volatility generally indicates higher risk, as often reflected by frequent (and sometimes significant) movements up and down in value. Lower volatility generally indicates lower risk because the prices of securities tend not to fluctuate as dramatically. The VIX Index measures the expected volatility of the S&P 500 Index. The S&P 500 Index is a market value-weighted index representing the performance of 500 widely held, publicly traded large capitalization companies.

The Fund does not track the performance of the VIX Index and can be expected to perform differently from the VIX Index.

Long and Short Volatility Strategies:

Long Volatility: The Adviser’s long volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the long volatility model’s allocation to long exposure to S&P 500 Index futures and S&P 500 Index ETPs may reach 100% and the model’s allocation to long exposure to VIX Index futures and VIX Index ETPs may approach 50%, although such maximum allocations will not be reached simultaneously. For example, in low to medium volatility environments, the long volatility model typically targets a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a lesser long exposure to VIX Index futures and VIX Index ETPs. In medium to high volatility environments, the model typically targets a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a larger long exposure to VIX Index futures and VIX Index ETPs.

Short Volatility: The Adviser’s short volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the short volatility model’s allocation to short exposure to VIX Index futures and VIX Index ETPs may reach 100%; the model’s allocation to U.S. Treasuries may reach 80%; and the model’s allocation to cash may reach 100%, although such maximum allocations will not be reached simultaneously. For example, in low volatility environments, the short volatility model typically targets a larger long exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and short exposure to VIX Index futures and VIX Index ETPs, with a larger exposure to cash.

The Adviser may consider other factors when implementing its long and short volatility strategies, such as changes to the time period over which the investment model is run, changes to the relative weightings of model exposures, and changes to the choice and weighting of the instruments used to gain such exposures. Such factors may cause the Fund’s holdings to deviate from the models.

50% Long Volatility Strategy / 50% Short Volatility Strategy Approach:

In managing the Fund, the Adviser uses a 50/50 blend of Long and Short Volatility Strategies, based on the Fund’s net assets, in order to seek to capitalize on extended downtrends in the price of VIX Index futures and VIX Index ETPs, while mitigating the effect of sudden price appreciation in VIX Index futures and VIX Index ETPs.

Depending on the level of volatility in the market, the Fund, through its 50/50 approach, will emphasize different portfolio constituents in differing amounts or levels. For example, in low volatility environments, the Adviser’s approach typically creates a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and larger exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the Adviser’s approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger long exposure to VIX futures and VIX Index ETPs with a larger exposure to cash.

The Fund is not designed to achieve balance among its long and short volatility exposures; rather, the potential for long volatility exposure inherent in the 50/50 strategy is intended to help mitigate the risks associated with the Fund’s short volatility exposure, which may be significant at times. The Adviser believes that the Fund’s long volatility exposure functions in a way that is complementary to the Fund’s short volatility exposure, in that long volatility exposure, at times when it is present in the Fund, may mitigate the potentially substantial losses that can be associated with short volatility exposure when there is sudden price appreciation in VIX Index futures and VIX Index ETPs.

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

There are risks related to investing in the Fund, as described in greater detail below, and the Fund may not be suitable for all investors. Investors and prospective investors are encouraged to contact an investment professional to discuss investing in the Fund and the role of the Fund in an investor’s overall portfolio.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund’s principal investment strategies and principal risks is contained in the Fund’s Statement of Additional Information (the “SAI”). The following principal risks could affect the value of your investment:

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Short Sales Risk. The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value.

Derivative Instruments Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The Fund could experience a loss if derivatives do not perform as anticipated or if the Fund is unable to liquidate a position because of an illiquid secondary market.

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries or U.S. Treasury futures could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

Market Events Risk. Geopolitical and similar disruptive events with geopolitical consequences, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Fund’s net asset value.

Leverage Risk. Certain derivative transactions, such as those involving investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

High Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Equity Risk. The Fund will gain exposure to equity securities through investments in futures contracts. The Fund’s equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index. The value of such security or derivative will fluctuate based on changes in the value of the index to which the security or derivative is linked.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty, including derivative instruments and transactions. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Exchange-Traded Products Risk. Exchange Traded Products consist of exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The risks of investment in ETFs typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is higher or lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index).

Active Management Risk. The Fund is actively managed, and is subject to the risk that the Adviser’s investment strategies are unable to perform as desired. In particular, the Adviser may not correctly anticipate or predict the impact of market conditions on its investment strategy, and might not accurately measure the level of market volatility as measured by the VIX Index. In addition, the instruments selected by the Adviser for the Fund’s portfolio might not produce the results anticipated by the model. Investors should also understand that the Fund is not an index fund and the Fund’s holdings may deviate from the model, possibly significantly.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.abrdynamicfunds.com or by calling (855) 422-4518 (toll free).

The performance for the Fund’s Investor Shares would have been substantially similar to the performance information for the Fund’s Institutional Shares, set forth below, because both classes of shares invest in the same portfolio of securities. Returns for Investor Shares will differ only to the extent that the expenses of the two share classes are different.

Prior to the change in the Fund’s investment strategy, the Adviser invested the Fund’s assets primarily in securities and derivative instruments that, to varying degrees, provided short exposure to VIX Index futures and VIX Index ETPs, long exposure to long-term U.S. Treasury securities, and cash, and the percentage of the Fund’s assets invested in such holdings was determined by the Adviser based principally upon the results of its model and market conditions. Although the Fund continues to invest in such instruments, the Adviser now also invests the Fund’s assets in securities and derivative instruments that, to varying degrees, provide (i) long exposure to VIX Index futures and VIX Index ETPs, and (ii) long exposure to S&P 500 Index futures and S&P 500 ETPs. Different investment strategies may lead to different performance results. The Fund’s performance for periods prior to the change in the Fund’s investment strategy reflects the investment strategy in effect prior to that date.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Institutional Shares

During the period shown, the highest return for a quarter was 35.21% for the quarter ended March 31, 2019, and the lowest return was -35.10% for the quarter ended March 31, 2018.

The calendar year-to-date total return as of September 30, 2020 was -13.00%.

Average Annual Total Returns

(For the periods ended December 31, 2019)

	1 Year	Since Inception 10/02/17
Investor Shares - Return Before Taxes	78.73%	-0.20%
Institutional Shares - Return Before Taxes	79.38%	0.03%
Institutional Shares - Return After Taxes on Distributions	73.96%	-2.81%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	48.51%	-0.89%
FTSE 3-Month U.S. T-Bill Index (reflects no deduction for fees, expenses or taxes)	2.25%	1.95%

FTSE 3-Month U.S. T-Bill Index (previously called Citigroup 3-Month U.S. T-Bill Index) is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Shares and after-tax returns for other share classes will vary.

Management

Investment Adviser. ABR Dynamic Funds, LLC is the Fund’s investment adviser.

Portfolio Managers. Taylor Lukof, CEO of the Adviser and Fund Manager, and David Skordal, Fund Manager, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception in 2017.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (855) 422-4518 (toll free) or writing to the Fund at ABR Dynamic Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$5,000	None
Retirement Accounts	$100,000	None	$5,000	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION - ABR 75/25 VOLATILITY FUND

Investment Objective

The ABR 75/25 Volatility Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.50%	2.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.75%	1.37%
Total Annual Fund Operating Expenses	3.25%	4.12%
Fee Waiver and/or Expense Reimbursement(2)	(1.50)%	(2.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	2.00%

(1)	“Other Expenses” are based on estimated amounts expected to be incurred for the current fiscal year.

(2)	ABR Dynamic Funds, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 1.75% and 2.00%, respectively, through at least November 30, 2021 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from a Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years
Institutional Shares	$178	$861
Investor Shares	$203	$1,059

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover rate is not provided because, as of the date of this Prospectus, the Fund had not yet completed its first fiscal year.

Principal Investment Strategies

Employing a proprietary investment model, the Fund’s adviser, ABR Dynamic Funds, LLC (the “Adviser”), invests the Fund’s assets primarily in securities and derivative instruments that, to varying degrees, provide for an allocation among (i) long exposure to CBOE Volatility Index (“VIX Index”) futures and VIX Index exchange-traded products (“ETPs”); (ii) short exposure to VIX Index futures and VIX Index ETPs; (iii) long exposure to S&P 500 Index futures and S&P 500 Index ETPs; (iv) long exposure to long-term U.S. Treasury securities, and (v) cash. For purposes of this policy, ETPs include exchange-traded funds and exchange-traded notes. The Fund’s holdings are rebalanced daily.

When the Fund has long exposure to any combination of VIX Index futures, VIX Index ETPs, S&P 500 Index futures, S&P 500 Index ETPs, and/or long-term U.S. Treasury securities, the Fund will profit if the price of the security or derivative instrument increases. When the Fund has short exposure to VIX Index futures or VIX Index ETPs, it has taken an opposing position to the movement of equity volatility in the market; it gains when the price of VIX Index futures or VIX Index ETPs falls while incurring losses when the price of VIX Index futures or VIX Index ETPs rises. Long and short positions may be directly related to one another or independent from each other.

The Adviser will typically manage the Fund’s assets so that seventy-five percent (75%) of its net assets are managed in accordance with the Adviser’s proprietary “long” volatility strategy, and the remaining twenty-five percent (25%) of its net assets are managed in accordance with the Adviser’s proprietary “short” volatility strategy. The actual exposure of the Fund’s assets to these two strategies may deviate from these targets based on market conditions. In addition, the Adviser may implement adjustments to the 75/25 blend under various market conditions with the goal of enhancing returns or mitigating risk.

Volatility and the VIX Index:

Volatility is a statistical measure of the magnitude of changes in security prices without regard to the direction of those changes. Higher volatility generally indicates higher risk, as often reflected by frequent (and sometimes significant) movements up and down in value. Lower volatility generally indicates lower risk because the prices of securities tend not to fluctuate as dramatically. The VIX Index measures the expected volatility of the S&P 500 Index. The S&P 500 Index is a market value-weighted index representing the performance of 500 widely held, publicly traded large capitalization companies.

The Fund does not track the performance of the VIX Index and can be expected to perform differently from the VIX Index.

Long and Short Volatility Strategies:

Long Volatility: The Adviser’s long volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the long volatility model’s allocation to long exposure to S&P 500 Index futures and S&P 500 Index ETPs may reach 100% and the model’s allocation to long exposure to VIX Index futures and VIX Index ETPs may approach 50%, although such maximum allocations will not be reached simultaneously. For example, in low to medium volatility environments, the long volatility model typically targets a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a lesser long exposure to VIX Index futures and VIX Index ETPs. In medium to high volatility environments, the model typically targets a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a larger long exposure to VIX Index futures and VIX Index ETPs.

Short Volatility: The Adviser’s short volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the short volatility model’s allocation to short exposure to VIX Index futures and VIX Index ETPs may reach 100%; the model’s allocation to U.S. Treasuries may reach 80%; and the model’s allocation to cash may reach 100%, although such maximum allocations will not be reached simultaneously. For example, in low volatility environments, the short volatility model typically targets a larger long exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and short exposure to VIX Index futures and VIX Index ETPs, with a larger exposure to cash.

The Adviser may consider other factors when implementing its long and short volatility strategies, such as changes to the time period over which the investment model is run, changes to the relative weightings of model exposures, and changes to the choice and weighting of the instruments used to gain such exposures. Such factors may cause the Fund’s holdings to deviate from the models.

75% Long Volatility Strategy plus 25% Short Volatility Strategy Approach:

In managing the Fund, the Adviser uses a 75/25 blend of Long and Short Volatility Strategies, based on the Fund’s net assets, in order to seek to generate favorable long-term risk-adjusted returns, in part, by profiting from price changes involving instruments that track volatility levels.

Depending on the level of volatility in the market, the Fund, through its 75/25 approach, will emphasize different portfolio constituents in differing amounts or levels. For example, in low volatility environments, the Adviser’s approach typically creates a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and larger exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the Adviser’s approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger long exposure to VIX futures and VIX Index ETPs with a larger exposure to cash.

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund’s principal investment strategies and principal risks is contained in the Fund’s Statement of Additional Information (the “SAI”). The following principal risks could affect the value of your investment:

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Short Sales Risk. The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value.

Derivative Instruments Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The Fund could experience a loss if derivatives do not perform as anticipated or if the Fund is unable to liquidate a position because of an illiquid secondary market.

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries or U.S. Treasury futures could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

Market Events Risk. Geopolitical and similar disruptive events with geopolitical consequences, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Fund’s net asset value.

Leverage Risk. Certain derivative transactions, such as those involving investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

High Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Equity Risk. The Fund will gain exposure to equity securities through investments in futures contracts. The Fund’s equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index. The value of such security or derivative will fluctuate based on changes in the value of the index to which the security or derivative is linked.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

New Fund Risk. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund’s Adviser may not be successful in implementing the Fund’s investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty, including derivative instruments and transactions. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Exchange-Traded Products Risk. Exchange Traded Products consist of exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The risks of investment in ETFs typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is higher or lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index).

Active Management Risk. The Fund is actively managed, and is subject to the risk that the Adviser’s investment strategies are unable to perform as desired. In particular, the Adviser may not correctly anticipate or predict the impact of market conditions on its investment strategy, and might not accurately measure the level of market volatility as measured by the VIX Index. In addition, the instruments selected by the Adviser for the Fund’s portfolio might not produce the results anticipated by the model. Investors should also understand that the Fund is not an index fund and the Fund’s holdings may deviate from the model, possibly significantly.

Performance Information

The Fund is newly created and does not have a full calendar year performance record. Performance information will be included after the Fund has been in operation for one calendar year. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser. ABR Dynamic Funds, LLC is the Fund’s investment adviser.

Portfolio Managers. Taylor Lukof, CEO of the Adviser and Fund Manager, and David Skordal, Fund Manager, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception in 2020.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (855) 422-4518 (toll free) or writing to the Fund at ABR Dynamic Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	None
Retirement Accounts	$100,000	None	$2,500	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS REGARDING PRINCIPAL INVESTMENT STRATEGIES

ABR Dynamic Blend Equity & Volatility Fund

The Fund seeks to achieve investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a benchmark index that measures the investment returns of a dynamic ratio of large-capitalization stocks and the volatility of large-capitalization stocks. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowing for investment purposes) in securities and instruments, including derivatives, that provide exposure to the constituents of the ABR Dynamic Blend Equity & Volatility Index Powered by Wilshire (the “Index”). For purposes of this policy, the notional value of the Fund’s investments in derivative instruments that provide exposure to the constituents of the Index may be counted toward satisfaction of the 80% policy. The Fund employs a model-driven investment approach to determine an allocation among equities (via instruments that track the S&P 500® Total Return Index), equity volatility (via instruments that track the S&P 500® VIX Short-Term Futures Total Return Index), and cash (via cash instruments). The model-driven approach of the Fund is designed to hold each security in approximately the same proportion as its weighting in the Index. The Adviser cannot guarantee that the Fund’s holdings will mirror the weighting of the Index. The Fund may also invest in ETPs.

Unlike many investment companies, the Fund does not try to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Index is designed to capture favorable volatility movements in the equity markets while maintaining equity exposure to preserve positive performance during extended periods of rising markets. The Fund is systematically rebalanced once daily to follow generally the proportions of the Index’s exposure to the S&P 500® Total Return Index, the S&P 500® VIX Short-Term Futures Index, and cash based on the investment model’s assessed volatility in the market and the historic returns of the underlying indexes. The Fund’s exposure to the S&P 500® Total Return Index increases in periods of relatively low market volatility, as determined by the Index, which reflects the investment model and compared to historic levels of market volatility. The Fund’s exposure to the S&P 500® VIX Short-Term Futures Index increases in periods of relatively high volatility. During periods of extremely high volatility in the equity markets, the Fund’s exposure to the S&P 500® VIX Short-Term Futures Index may approach 50%. During periods of extremely low volatility in the equity markets, the Fund’s exposure to the S&P 500® Total Return Index may approach 100%. At times, the Fund may also convert to a full cash position as necessary to remain consistent with the cash position weighting of the Index. The Adviser rebalances the Fund’s assets into a full cash position, as dictated by the Index, which reflects the investment model, based on current levels of market volatility and the historic performance of the market.

Normally, the Fund invests in derivative instruments (such as futures contracts) that provide exposure to equity securities, including volatility in the equity markets, to meet its investment objective. The Fund may also invest in securities with maturities of less than one year or cash equivalents, or it may hold cash pending investment. The Fund manages its cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. The Fund may invest in money market instruments and other short-term instruments, including Treasury bills and other U.S. government securities, bank obligations, and commercial paper. If the Fund holds cash uninvested, the fund will not earn income on the cash.

The S&P 500® Total Return Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The S&P 500® VIX Short-Term Futures Index is a widely recognized benchmark that measures the return from a daily rolling long position in the first and second month CBOE Volatility Index (VIX) futures contracts. The VIX is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices.

In addition to the principal strategies, the Fund may also invest in several other types of financial instruments. These non-principal strategies are discussed in more detail in the Fund’s Statement of Additional Information (“SAI”).

ABR 50/50 Volatility Fund

The Fund seeks to achieve long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

Employing a proprietary investment model, the Fund’s adviser, ABR Dynamic Funds, LLC (the “Adviser”), invests the Fund’s assets primarily in securities and derivative instruments that, to varying degrees, provide for an allocation among (i) long exposure to CBOE Volatility Index (“VIX Index”) futures and VIX Index exchange-traded products (“ETPs”); (ii) short exposure to VIX Index futures and VIX Index ETPs; (iii) long exposure to S&P 500 Index futures and S&P 500 Index ETPs; (iv) long exposure to long-term U.S. Treasury securities, and (v) cash. For purposes of this policy, ETPs include exchange-traded funds and exchange-traded notes. The Fund’s holdings are rebalanced daily.

When the Fund has long exposure to any combination of VIX Index futures, VIX Index ETPs, S&P 500 Index futures, S&P 500 Index ETPs, and/or long-term U.S. Treasury securities, the Fund will profit if the price of the security or derivative instrument increases. When the Fund has short exposure to VIX Index futures or VIX Index ETPs, it has taken an opposing position to the movement of equity volatility in the market; it gains when the price of VIX Index futures or VIX Index ETPs falls while incurring losses when the price of VIX Index futures or VIX Index ETPs rises. Long and short positions may be directly related to one another or independent from each other.

The Adviser will typically manage the Fund’s assets so that fifty percent (50%) of its net assets are managed in accordance with the Adviser’s proprietary “long” volatility strategy, and the remaining fifty percent (50%) of its net assets are managed in accordance with the Adviser’s proprietary “short” volatility strategy. The actual exposure of the Fund’s assets to these two strategies may deviate from these targets based on market conditions. In addition, the Adviser may implement adjustments to the 50/50 blend under various market conditions with the goal of enhancing returns or mitigating risk. The 50/50 blend will result in significant short volatility exposure at times, which is subject to the risks discussed below.

Volatility and the VIX Index:

Volatility is a statistical measure of the magnitude of changes in security prices without regard to the direction of those changes. Higher volatility generally indicates higher risk, as often reflected by frequent (and sometimes significant) movements up and down in value. Lower volatility generally indicates lower risk because the prices of securities tend not to fluctuate as dramatically. The VIX Index measures the expected volatility of the S&P 500 Index. The S&P 500 Index is a market value-weighted index representing the performance of 500 widely held, publicly traded large capitalization companies.

The Fund does not track the performance of the VIX Index and can be expected to perform differently from the VIX Index.

Long and Short Volatility Strategies:

Long Volatility: The Adviser’s long volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the long volatility model’s allocation to long exposure to S&P 500 Index futures and S&P 500 Index ETPs may reach 100% and the model’s allocation to long exposure to VIX Index futures and VIX Index ETPs may approach 50%, although such maximum allocations will not be reached simultaneously. For example, in low to medium volatility environments, the long volatility model typically targets a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a lesser long exposure to VIX Index futures and VIX Index ETPs. In medium to high volatility environments, the model typically targets a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a larger long exposure to VIX Index futures and VIX Index ETPs.

Short Volatility: The Adviser’s short volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the short volatility model’s allocation to short exposure to VIX Index futures and VIX Index ETPs may reach 100%; the model’s allocation to U.S. Treasuries may reach 80%; and the model’s allocation to cash may reach 100%, although such maximum allocations will not be reached simultaneously. For example, in low volatility environments, the short volatility model typically targets a larger long exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and short exposure to VIX Index futures and VIX Index ETPs, with a larger exposure to cash.

The Adviser may consider other factors when implementing its long and short volatility strategies, such as changes to the time period over which the investment model is run, changes to the relative weightings of model exposures, and changes to the choice and weighting of the instruments used to gain such exposures. Such factors may cause the Fund’s holdings to deviate from the models.

50% Long Volatility Strategy / 50% Short Volatility Strategy Approach:

In managing the Fund, the Adviser uses a 50/50 blend of Long and Short Volatility Strategies, based on the Fund’s net assets, in order to seek to capitalize on extended downtrends in the price of VIX Index futures and VIX Index ETPs, while mitigating the effect of sudden price appreciation in VIX Index futures and VIX Index ETPs.

Depending on the level of volatility in the market, the Fund, through its 50/50 approach, will emphasize different portfolio constituents in differing amounts or levels. For example, in low volatility environments, the Adviser’s approach typically creates a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and larger exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the Adviser’s approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger long exposure to VIX futures and VIX Index ETPs with a larger exposure to cash.

The Fund is not designed to achieve balance among its long and short volatility exposures; rather, the potential for long volatility exposure inherent in the 50/50 strategy is intended to help mitigate the risks associated with the Fund’s short volatility exposure, which may be significant at times. The Adviser believes that the Fund’s long volatility exposure functions in a way that is complementary to the Fund’s short volatility exposure, in that long volatility exposure, at times when it is present in the Fund, may mitigate the potentially substantial losses that can be associated with short volatility exposure when there is sudden price appreciation in VIX Index futures and VIX Index ETPs.

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

There are risks related to investing in the Fund, as described in greater detail below, and the Fund may not be suitable for all investors. Investors and prospective investors are encouraged to contact an investment professional to discuss investing in the Fund and the role of the Fund in an investor’s overall portfolio.

ABR 75/25 Volatility Fund

The Fund seeks to achieve long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

Employing a proprietary investment model, the Fund’s adviser, ABR Dynamic Funds, LLC (the “Adviser”), invests the Fund’s assets primarily in securities and derivative instruments that, to varying degrees, provide for an allocation among (i) long exposure to CBOE Volatility Index (“VIX Index”) futures and VIX Index exchange-traded products (“ETPs”); (ii) short exposure to VIX Index futures and VIX Index ETPs; (iii) long exposure to S&P 500 Index futures and S&P 500 Index ETPs; (iv) long exposure to long-term U.S. Treasury securities, and (v) cash. For purposes of this policy, ETPs include exchange-traded funds and exchange-traded notes. The Fund’s holdings are rebalanced daily.

When the Fund has long exposure to any combination of VIX Index futures, VIX Index ETPs, S&P 500 Index futures, S&P 500 Index ETPs, and/or long-term U.S. Treasury securities, the Fund will profit if the price of the security or derivative instrument increases. When the Fund has short exposure to VIX Index futures or VIX Index ETPs, it has taken an opposing position to the movement of equity volatility in the market; it gains when the price of VIX Index futures or VIX Index ETPs falls while incurring losses when the price of VIX Index futures or VIX Index ETPs rises. Long and short positions may be directly related to one another or independent from each other.

The Adviser will typically manage the Fund’s assets so that seventy-five percent (75%) of its net assets are managed in accordance with the Adviser’s proprietary “long” volatility strategy, and the remaining twenty-five percent (25%) of its net assets are managed in accordance with the Adviser’s proprietary “short” volatility strategy. The actual exposure of the Fund’s assets to these two strategies may deviate from these targets based on market conditions. In addition, the Adviser may implement adjustments to the 75/25 blend under various market conditions with the goal of enhancing returns or mitigating risk.

Volatility and the VIX Index:

Volatility is a statistical measure of the magnitude of changes in security prices without regard to the direction of those changes. Higher volatility generally indicates higher risk, as often reflected by frequent (and sometimes significant) movements up and down in value. Lower volatility generally indicates lower risk because the prices of securities tend not to fluctuate as dramatically. The VIX Index measures the expected volatility of the S&P 500 Index. The S&P 500 Index is a market value-weighted index representing the performance of 500 widely held, publicly traded large capitalization companies.

The Fund does not track the performance of the VIX Index and can be expected to perform differently from the VIX Index.

Long and Short Volatility Strategies:

Long Volatility: The Adviser’s long volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the long volatility model’s allocation to long exposure to S&P 500 Index futures and S&P 500 Index ETPs may reach 100% and the model’s allocation to long exposure to VIX Index futures and VIX Index ETPs may approach 50%, although such maximum allocations will not be reached simultaneously. For example, in low to medium volatility environments, the long volatility model typically targets a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a lesser long exposure to VIX Index futures and VIX Index ETPs. In medium to high volatility environments, the model typically targets a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and a larger long exposure to VIX Index futures and VIX Index ETPs.

Short Volatility: The Adviser’s short volatility strategy is model-based and relies, in part, on a comparison of the current VIX Index level to its historical levels to assess the level of volatility in the market environment. Depending on the level of volatility in the market environment, the short volatility model’s allocation to short exposure to VIX Index futures and VIX Index ETPs may reach 100%; the model’s allocation to U.S. Treasuries may reach 80%; and the model’s allocation to cash may reach 100%, although such maximum allocations will not be reached simultaneously. For example, in low volatility environments, the short volatility model typically targets a larger long exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the model typically targets a lesser long exposure to long-term U.S. Treasuries and short exposure to VIX Index futures and VIX Index ETPs, with a larger exposure to cash.

The Adviser may consider other factors when implementing its long and short volatility strategies, such as changes to the time period over which the investment model is run, changes to the relative weightings of model exposures, and changes to the choice and weighting of the instruments used to gain such exposures. Such factors may cause the Fund’s holdings to deviate from the models.

75% Long Volatility Strategy plus 25% Short Volatility Strategy Approach:

In managing the Fund, the Adviser uses a 75/25 blend of Long and Short Volatility Strategies, based on the Fund’s net assets, in order to seek to generate favorable long-term risk-adjusted returns, in part, by profiting from price changes involving instruments that track volatility levels.

Depending on the level of volatility in the market, the Fund, through its 75/25 approach, will emphasize different portfolio constituents in differing amounts or levels. For example, in low volatility environments, the Adviser’s approach typically creates a larger long exposure to S&P 500 Index futures and S&P 500 Index ETPs and larger exposure to long-term U.S. Treasuries and a lesser short exposure to VIX Index futures and VIX Index ETPs. In medium volatility environments, the Adviser’s approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger short exposure to VIX Index futures and VIX Index ETPs. In high volatility environments, the approach typically creates a lesser long exposure to S&P 500 Index futures and S&P 500 Index ETPs and lesser long exposure to long-term U.S. Treasuries and a larger long exposure to VIX futures and VIX Index ETPs with a larger exposure to cash.

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

There are risks related to investing in the Fund, as described in greater detail below, and the Fund may not be suitable for all investors. Investors and prospective investors are encouraged to contact an investment professional to discuss investing in the Fund and the role of the Fund in an investor’s overall portfolio.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT RISKS

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect each Fund’s net asset value (“NAV”) per share or total return have previously been summarized under each Fund’s “Summary Section.” These risks are discussed in more detail below.

Each Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Funds.

Investment Risks	ABR Dynamic Blend Equity & Volatility Fund	ABR 50/50 Volatility Fund	ABR 75/25 Volatility Fund
Active Management Risk		X	X
Cash and Cash Equivalents Risk	X	X	X
Counterparty Risk	X	X	X
Derivatives Instruments Risk	X	X	X
Equity Risk	X	X	X
Exchange-Traded Products Risk	X	X	X
Futures Contracts Risk	X	X	X
High Portfolio Turnover Risk	X	X	X
Indexed Securities and Derivatives Risk	X	X	X
Large Capitalization Company Risk	X	X	X
Leverage Risk	X	X	X
Market Events Risk	X	X	X
New Fund Risk			X
Non-Diversification Risk		X	X
Passive Management Risk	X
Short Sales Risk		X	X
Tracking Error Risk	X
U.S. Treasury Exposure Risk	X	X	X
Volatility Risk	X	X	X

References to the “Fund” below are to the respective Fund(s) as noted in the preceding table.

Active Management Risk. The Fund is actively managed, and is subject to the risk that the Adviser’s investment strategies are unable to perform as desired. In particular, the Adviser may not correctly anticipate or predict the impact of market conditions on its investment strategy, and might not accurately measure the level of market volatility as measured by the VIX Index. In addition, the instruments selected by the Adviser for the Fund’s portfolio might not produce the results anticipated by the model. Investors should also understand that the Fund is not an index fund and the Fund’s holdings may deviate from the model, possibly significantly.

Cash and Cash Equivalents Risk. The Adviser may hold cash positions, as dictated by the investment model, in order to follow generally the proportion of cash positions in the Index. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash. In addition, if the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty, including derivatives instruments and transactions. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of a Fund’s investment. A Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Derivative Instruments Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The successful use of derivatives generally depends on the ability to predict market movements. There may be an imperfect correlation between a derivative and its reference asset.

Derivatives may be illiquid and may be more volatile than other types of investments. Compared to other types of investments, derivatives may also be harder to value. In addition, changes in government regulation of derivative instruments could affect the Fund’s use of derivatives and the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Derivatives are subject to counterparty risk and, as a result, the Fund may not obtain a recovery of its investment in them should a counterparty fail to honor its obligations. The Fund may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit exposure to loss, and the Fund may be exposed to investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the segregated assets would be sold. Derivatives may involve leverage.

Equity Risk. Equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Exchange-Traded Products Risk. Exchange Traded Products consist of ETFs and ETNs. An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is higher or lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, and sector risk, as well as risks associated with fixed income securities and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

High Portfolio Turnover Risk. The Fund’s investment strategy may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Indexed Securities and Derivatives Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. The value of such security or derivative will fluctuate based on changes in the value of the index to which the security or derivative is linked. Changes in the value of an index may be difficult to predict and it is possible that an investment in a security or derivative linked to an index may cause the value of the Fund to decrease. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

Leverage Risk. Leverage transactions, including investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and similar economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. The Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. Leverage may also involve the creation of liability that requires the Fund to pay interest. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Geopolitical and similar disruptive events with geopolitical consequences, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected as the Fund may not be able to sell portfolio holdings at favorable prices. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

In late 2019 and early 2020, a global pandemic and policy changes implemented by the United Kingdom caused varying levels of market turbulence. Most significantly, an outbreak of severe acute respiratory disease from a novel coronavirus, COVID-19, was detected in China and spread internationally, resulting in major operational and market disruptions. Various countries closed their borders and internally imposed or recommended strict quarantines of exposed populations. Travel became restricted. Supply chains were disrupted, and consumer activity decreased. All of these changes in the world economy led to significant market uncertainty, heightened market volatility and reduced market liquidity. The final impact of COVID-19, and other epidemics and pandemics that may arise in the future, cannot be known at this time and may materially adversely affect issuers in which the Fund invests and the Fund itself.

In addition, the United Kingdom officially withdrew from the European Union (“EU”) on January 31, 2020 in an act commonly referred to as “Brexit.” The effect of Brexit on the United Kingdom and European economies will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters being negotiated. During a transition period that will extend to December 2020, subject to extension, the United Kingdom will have access to the EU single market and be subject to EU regulation.

New Fund Risk. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund’s Adviser may not be successful in implementing the Fund’s investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer. Greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer.

Passive Management Risk. Because the Fund is not “actively” managed, unless a security is removed from the relevant index, the Fund generally would not sell the security. If a specific security is removed from the Fund’s index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. The timing of changes in the Fund from one type of security to another in seeking to replicate the relevant index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use active management techniques or defensive strategies designed to lessen the impact of periods of market decline. Therefore, the Fund may underperform funds that actively shift their portfolio assets to take advantage of market opportunities or to move to defensive positions to lessen the impact of a market decline or a decline in the value of one or more issuers. There is no guarantee that the Fund’s index will meet the purpose for which it was designed.

Short Sales Risk. The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund may enter into short derivative positions through futures contracts on equity volatility. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the underlying index that the Fund seeks to track. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the underlying index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of dividends, changes to the underlying index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the underlying index does not.

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries or U.S. Treasury futures could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

MANAGEMENT

The ABR Dynamic Blend Equity & Volatility Fund, ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund (each a "Fund"; and collectively the “Funds”) are each a series of Forum Funds II (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Funds and meets periodically to review each Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board and the Trust’s executive officers may be found in the Funds' SAI, which is available from the Adviser’s website at www.abrdynamicfunds.com.

Investment Adviser

The Funds' investment adviser is ABR Dynamic Funds, LLC (the “Adviser”), 48 Wall Street, New York, NY 10005. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Funds. As of July 31, 2020, the Adviser had approximately $336 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for each Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser receives an advisory fee at an annual rate equal to 1.75% of the average annual daily net assets of the ABR Dynamic Blend Equity & Volatility Fund, 2.50% of the average annual daily net assets of the ABR 50/50 Volatility Fund, and 2.50% of the average annual daily net assets of the ABR 75/25 Volatility Fund.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 2.00% or 2.25% of the ABR Dynamic Blend Equity &  Volatility Fund’s Institutional Shares and Investor Shares, respectively, 2.50% or 2.75% of the ABR 50/50 Volatility Fund’s Institutional Shares and Investor Shares, respectively, 1.75% or 2.00% of the ABR 75/25 Volatility Fund’s Institutional Shares and Investor Shares, respectively, through November 30, 2021 (each such contractual agreement, an “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of each Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The actual advisory fee rate paid to the Adviser for the fiscal year ended July 31, 2020 was 1.55% and 1.15% by ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund, respectively. The ABR 75/25 Volatility Fund had not commenced operations prior to the Fund’s fiscal year end.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement is included in the Funds' annual report for the period ended July 31, 2020.

Portfolio Managers

Taylor Lukof and David Skordal are the portfolio managers of the Funds and are jointly and primarily responsible for the day-to-day management of the Funds.

Taylor Lukof. Mr. Lukof is the Founder/CEO of the Adviser and Fund Manager (2015-present). He is also the founder and chief investment officer of ABR Management LLC. He has 17 years of investment experience. He was formerly a partner at Toro Trading LLC, where he co-managed equity derivative trading strategies. Mr. Lukof, as a market maker, was responsible for trading single name and index-related exchanged traded products. He began his career at TANSTAAFL Research & Trading, LLC, as the youngest member of the American Stock Exchange at that time.

Taylor graduated from Bucknell University, Cum Laude, with a Bachelor of Science in Business Administration.

David Skordal. Mr. Skordal is the Co-Founder of the Adviser and Fund Manager (2015-Adviser). He is also the Portfolio Manager at ABR Management LLC. He has 18 years of investment experience. He was formerly a Trader at Toro Trading LLC, where he worked alongside Mr. Lukof. At Toro Trading, he developed and managed the international Exchange Traded Funds desk. Before joining Toro Trading in 2009, Mr. Skordal was a specialist on the American Stock Exchange for Susquehanna International Group. He has a ten-year working relationship with Mr. Lukof.

Dave graduated from Massachusetts Institute of Technology (MIT) with a Bachelor of Science (BS) degree in Physics.

The SAI provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the ownership of Fund shares by the Portfolio Managers.

Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration, and compliance services to each Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Apex Fund Services or their affiliates.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Funds and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses.”

YOUR ACCOUNT

How to Contact the Funds

Website Address:

www.abrdynamicfunds.com

E-mail the Funds at:

abrdynamicfunds.ta@apexfs.com

Write the Funds:

ABR Dynamic Funds

P.O. Box 588

Portland, Maine 04112

Overnight Address:

ABR Dynamic Funds

c/o Apex Fund Services

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Telephone the Funds at:

(855) 422-4518 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (855) 422-4518 (toll free) to obtain the ABA routing number and account number for the Funds.

General Information

You may purchase or sell (redeem) shares of each Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund’s close will receive that day’s NAV. Requests received in good order after a Fund’s close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect that Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, a Fund may be required to “escheat” or transfer the property to the appropriate state's unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to a Fund (if shares are held directly with a Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

NAV Determination. The NAV of each Fund (or share class) is determined by taking the value of the assets of each Fund (or share class), subtracting the value of the liabilities of each Fund (or share class) and then dividing the result (net assets) by the number of outstanding shares of each Fund (or share class). Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www.nyse.com and subject to change without notice.

Each Fund values securities at current market value, where market quotations are available, using the last reported sales price or the official closing price, as provided by independent pricing services. In the absence of sales, securities are valued at the mean of the last bid and asked prices. Non-exchange traded investment companies are valued at their NAVs. Certain short-term securities may be valued at amortized cost. Futures contracts are valued at that day’s settlement price on the exchange where the contract is traded. Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued at prices provided by independent pricing services. Prices from these sources may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, which is a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data.

If market quotations are not readily available or a Fund reasonably believes that they are unreliable, that Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with these procedures to a Valuation Committee. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Fixed-income securities may be valued at prices supplied by a Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Funds' behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Funds. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

Each Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Funds for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. A Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, a Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by a Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of a Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund.

Any compensation received by a financial intermediary, whether from the Funds, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. In this regard, a Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI, which is available on the Adviser’s website at www.abrdynamicfunds.com.

Choosing a Share Class

Each Fund offers two classes of shares: Institutional Shares and Investor Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Institutional Shares. Institutional Shares of each Fund are designed for individual investors who meet the minimum investment threshold and for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

Investor Shares. Investor Shares of each Fund are for retail investors who invest in a Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares’ average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$100,000	$2,500-$5,000*
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

*	The investment minimum for Investor Shares of the ABR Dynamic Blend Equity & Volatility Fund and ABR 75/25 Volatility Fund is $2,500. The investment minimum for Investor Shares of the ABR 50/50 Volatility Fund is $5,000.

Under certain circumstances, an investor’s investment in one class of shares of a Fund may be converted into an investment in the other class of shares of that Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder’s basis in the acquired shares will be the same as such shareholder’s basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). Each Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of that Fund.

Checks. Checks must be made payable to “ABR Dynamic Funds”. For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “ABR Dynamic Funds”. A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to a Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
ABR Dynamic Blend Equity & Volatility Fund
Standard Accounts	$100,000	None	$2,500	None
Retirement Accounts	$100,000	None	$2,500	None
ABR 50/50 Volatility Fund
Standard Accounts	$100,000	None	$5,000	None
Retirement Accounts	$100,000	None	$5,000	None
ABR 75/25 Volatility Fund
Standard Accounts	$100,000	None	$2,500	None
Retirement Accounts	$100,000	None	$2,500	None

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts ● Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) ● These custodial accounts are owned by a minor child but controlled by an adult custodian.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities ● These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

●   The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts ● These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	● The trust must be established before an account may be opened. ● The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Foreign Shareholders. Each Fund generally requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Program may be accepted in the sole discretion of Trust management.

Investment Procedures. The following table describes the procedures for investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.

By Check

●   Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●   Complete the application (and other required documents, if applicable).

●   Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check ● Fill out an investment slip from a confirmation or write the Fund a letter. ● Write your account number on your check. ● Mail the Fund the investment slip or your letter and the check.

By Wire

●   Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●   Complete the application (and other required documents, if applicable).

●   Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●   Mail the Fund your original application (and other required documents, if applicable).

●   Instruct your U.S. financial institution to wire money to the Fund.

By Wire ● Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

●   Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●   Complete the application (and other required documents, if applicable).

●   Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●   Mail the Fund your original application (and other required documents, if applicable).

●   The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

●   ACH purchases are limited to $100,000 per day.

By ACH Payment

●   Call the Fund to request a purchase by ACH payment.

●   The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

●   ACH purchases are limited to $100,000 per day.

By Internet

●   Access the Fund website.

●   Complete the application online.

●   The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $100,000 (if you would like to invest more than $100,000, you may make the investment by check or wire).

By Internet

●   Log on to your account from the Fund website.

●   Select the “Purchase” option under the “Account Listing” menu.

●   Follow the instructions provided.

●   The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $100,000 per day (if you would like to invest more than $100,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $100,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $200 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. A Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (855) 422-4518 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of the nature of the Fund’s investments in highly-liquid securities, the Adviser believes that the Fund’s portfolio generally will not be attractive to frequent traders or susceptible to market timing. Accordingly, the Board has not adopted a policy to monitor for frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. Each Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. Each Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund.

A Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, a Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary ● If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
By Mail

How to Sell Shares from Your Account

●   Prepare a written request including:

●    your name(s) and signature(s);

●    your account number;

●    the Fund name ;

●    the dollar amount or number of shares you want to sell;

●    how and where to send the redemption proceeds;

●    a Medallion Signature Guarantee (if required); and

●    other documentation (if required).

●   Mail the Fund your request and documentation.

By Telephone

●   Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

●   Provide the following information:

●    your account number;

●    the exact name(s) in which the account is registered; and

●    additional form of identification.

●   Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

●   Complete the systematic withdrawal section of the application.

●   Attach a voided check to your application.

●   Mail the completed application to the Fund.

●   Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet

●   Log on to your account from the Fund website.

●   Select the “Redemption” option under the “Account Listing” menu.

●   Follow the instructions provided.

●   Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at a post office box, of purchase orders or redemption requests does not constitute receipt by the Fund’s transfer agent. The date on which your order or request is received by the U.S. Postal Service or other independent delivery service is unlikely the date on which your transaction will be processed by the transfer agent. Further, the date on which your order or request is delivered to the post office box may not be the date on which your transaction is processed by the transfer agent.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty.

You may terminate your participation in a systematic withdrawal plan at any time by contacting a Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (855) 422-4518 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;

●	changes to a shareholder’s record name or account registration;

●	paying redemption proceeds from an account for which the address has changed within the last 30 days;

●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

●	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

Each Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares
Standard Accounts	$100,000	$2,500-$5,000*
Retirement Accounts	$100,000	$2,500-$5,000*

*	The small account balance for Investor Shares of the ABR Dynamic Blend Equity & Volatility Fund and ABR 75/25 Volatility Fund is $2,500. The small account balance for Investor Shares of the ABR 50/50 Volatility Fund is $5,000.

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, a Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if a Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs). In kind redemptions may be satisfied using illiquid securities held in a Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of a Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which each Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts.

Because the Investor Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Funds may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. If the Funds pay shareholder service fees on an ongoing basis, over time these fees will increase the cost of your investment.

Exchanging Shares

You may exchange Fund shares for shares of other ABR Dynamic Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary ● Contact your financial intermediary by the method that is most convenient for you.

By Mail

●    Prepare a written request including:

●    your name(s) and signature(s);

●    your account number;

●    the name of the Fund you are exchanging;

●    the dollar amount or number of shares you want to sell (and exchange);

●    a Medallion Signature Guarantee (if required); and

●    other documentation (if required).

●    Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

●    Mail the Fund your request and documentation.

By Telephone

●    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

●    Provide the following information:

●    your account number;

●    exact name(s) in which the account is registered; and

●    additional form of identification.

By Internet

How to Exchange
● Logon to your account from the Fund website. ● Select the “Exchange” option under the “Account Listing” menu. ● Follow the instructions provided.

Retirement Accounts

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Funds may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

OTHER INFORMATION

Distributions and Dividend Reinvestments. Each Fund declares dividends from net investment income and pays them annually. Any net capital gains realized by a Fund are distributed at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the distributing class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, a Fund makes every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any Covered Shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company and, as such, generally is not subject to entity level tax on the income and gain it distributes to shareholders. Each Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

A Fund’s distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. A Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions also may be subject to state and local income taxes. Some Fund distributions also may include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Each Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain − a maximum rate of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding real estate investment trusts) and excludes dividends from foreign corporations − subject to similar restrictions.

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. A distribution reduces the NAV of Fund shares by the amount of the distribution.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain may be taxed to individual and certain other non-corporate shareholders. Long-term capital gain rates applicable to individuals are taxed at the 15% or 20% maximum federal income tax rates mentioned above or 25% depending on the nature of the capital gain. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

Each Fund is required to withhold federal income tax at the rate of 24% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Each Fund (or its administrative agent) is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem where the cost basis of the shares is known by the Fund (“Covered Shares”). Cost basis will be calculated using the Fund’s default method, which is first-in first-out, unless you instruct the Fund in writing to use a different acceptable method for basis determination (e.g., average basis or specific identification method). The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This tax, if applicable, is reported by you on, and paid with, your federal income tax return and is in addition to any other taxes due on the income described in this paragraph. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in a Fund.

For further information about the tax effects of investing in the Funds, please see the SAI.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organization. The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Funds). From time to time, large shareholders may control a Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, a Fund’s Adviser, Subadviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to each Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning each Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Funds, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report dated July 31, 2020, which is available upon request.

Financial Highlights are not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations prior to the Fund’s fiscal year end.

ABR Dynamic Blend Equity & Volatility Fund

	For the Years Ended July 31,					August 3, 2015 (a)
	2020	2019	2018	2017		Through July 31, 2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.20	$10.63	$10.12	$9.67		$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.16)	(0.13)	(0.16)	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss)	5.41	0.08	1.00	0.59		(0.26	)(d)
Total from Investment Operations	5.25	(0.05)	0.84	0.57		(0.26)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	–	–	–		(0.02)
Net realized gain	(0.08)	(0.38)	(0.33)	(0.12)		(0.05)
Total Distributions to Shareholders	(0.08)	(0.38)	(0.33)	(0.12)		(0.07)
NET ASSET VALUE, End of Period	$15.37	$10.20	$10.63	$10.12		$9.67
TOTAL RETURN	51.91%	(0.31)%	8.45%	5.99%		(2.56	)%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$195,398	$37,331	$23,783	$15,335		$1,410
Ratios to Average Net Assets:
Net investment loss	(1.28)%	(1.31)%	(1.54)%	(0.21	)%(f)	(0.03	)%(f)(g)
Net expenses	2.00%	2.00%	2.03%	2.00	%(f)	2.00	%(f)(g)
Brokerage fees	0.01%	0.02%	0.03%	–	%(f)	–	%(f)(g)
Net expenses without brokerage fees	1.99%	1.98%	2.00%	2.00	%(f)	2.00	%(f)(g)
Gross expenses (h)	2.20%	2.41%	2.68%	4.63	%(f)	21.68	%(f)(g)
PORTFOLIO TURNOVER RATE	0%	0%	0%	467%		739	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Per share amount does not accord with the amount reported in the Statement of Operations for the period ended July 31, 2016 due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(g)	Annualized.
(h)	Reflects the expense ratio excluding any waivers and/or reimbursements.

	For the Years Ended July 31,					August 14, 2015 (a)
	2020	2019	2018	2017		Through July 31, 2016
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.05	$10.51	$10.08	$9.65		$9.99
INVESTMENT OPERATIONS
Net investment loss (b)	(0.20)	(0.16)	(0.19)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	5.34	0.08	0.95	0.58		(0.26	)(c)
Total from Investment Operations	5.14	(0.08)	0.76	0.55		(0.27)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	–	–	–		(0.02)
Net realized gain	(0.08)	(0.38)	(0.33)	(0.12)		(0.05)
Total Distributions to Shareholders	(0.08)	(0.38)	(0.33)	(0.12)		(0.07)
NET ASSET VALUE, End of Period	$15.11	$10.05	$10.51	$10.08		$9.65
TOTAL RETURN	51.59%	(0.61)%	7.67%	5.79%		(2.70	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$40,932	$3,158	$1,491	$1,308		$260
Ratios to Average Net Assets:
Net investment loss	(1.53)%	(1.58)%	(1.80)%	(0.29	)%(e)	(0.14	)% (e)(f)
Net expenses	2.25%	2.25%	2.28%	2.25	%(e)	2.25	%(e)(f)
Brokerage fees	0.01%	0.02%	0.03%	–	%(e)	–	%(e)(f)
Net expenses without brokerage fees	2.24%	2.23%	2.25%	2.25	%(e)	2.25	%(e)(f)
Gross expenses (g)	2.76%	3.81%	6.41%	13.83	%(e)	41.59	%(e)(f)
PORTFOLIO TURNOVER RATE	0%	0%	0%	467%		739	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not accord with the amount reported in the Statement of Operations for the period ended July 31, 2016 due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

ABR 50/50 Volatility Fund

	For the Years Ended July 31,		October 2, 2017 (a)
	2020	2019	Through July 31, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$7.68	$7.80	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.15)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.40	0.57	(2.05	)(c)
Total from Investment Operations	0.25	0.52	(2.10)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.85)	(0.64)	(0.10)
Total Distributions to Shareholders	(0.85)	(0.64)	(0.10)
NET ASSET VALUE, End of Period	$7.08	$7.68	$7.80
TOTAL RETURN	1.71%	9.46%	(21.24	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$45,863	$2,824	$2,909
Ratios to Average Net Assets:
Net investment loss	(2.11)%	(0.74)%	(0.73	)%(e)
Net expenses	2.50%	2.50%	2.66	%(e)
Brokerage fees	0.05%	0.14%	0.16	%(e)
Net expenses without brokerage fees	2.45%	2.36%	2.50	%(e)
Gross expenses (f)	3.70%	6.66%	10.28	%(e)
PORTFOLIO TURNOVER RATE	875%	963%	748	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not accord with the amount reported in the Statement of Operations for the period ended July 31, 2018 due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

	For the Years Ended July 31,		October 11, 2017 (a)
	2020	2019	Through July 31, 2018
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$7.64	$7.79	$10.06
INVESTMENT OPERATIONS
Net investment loss (b)	(0.17)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.41	0.56	(2.11	)(c)
Total from Investment Operations	0.24	0.49	(2.17)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.85)	(0.64)	(0.10)
Total Distributions to Shareholders	(0.85)	(0.64)	(0.10)
NET ASSET VALUE, End of Period	$7.03	$7.64	$7.79
TOTAL RETURN	1.58%	9.07%	(21.81	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$3,133	$715	$1,758
Ratios to Average Net Assets:
Net investment loss	(2.36)%	(0.99)%	(0.95	)%(e)
Net expenses	2.75%	2.75%	2.91	%(e)
Brokerage fees	0.09%	0.14%	0.16	%(e)
Net expenses without brokerage fees	2.66%	2.61%	2.75	%(e)
Gross expenses (f)	6.53%	8.24%	9.55	%(e)
PORTFOLIO TURNOVER RATE	875%	963%	748	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not accord with the amount reported in the Statement of Operations for the period ended July 31, 2018 due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

ABR DYNAMIC BLEND EQUITY & VOLATILITY FUND

Institutional Shares (ABRVX)

Investor Shares (ABRTX)

ABR 50/50 VOLATILITY FUND

(FORMERLY THE ABR DYNAMIC SHORT VOLATILITY FUND)

Institutional Shares (ABRSX)

Investor Shares (ABRJX)

ABR 75/25 VOLATILITY FUND

Institutional Shares (VOLSX)

Investor Shares (VOLJX)

Annual and Semi-Annual Reports

Additional information about each Fund’s investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information, including current fund prices, and discuss your questions about the Funds by contacting the Funds at:

ABR Dynamic Funds

P.O. Box 588

Portland, Maine 04112

(855) 422-4518(toll free)

abrdynamicfunds.ta@apexfs.com

www.abrdynamicfunds.com

The Funds' Prospectus, SAI and annual and semi-annual reports will be available, without charge, on the Adviser's website at: www.abrdynamicfunds.com.

Securities and Exchange Commission Information

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec.gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

227-PRU-1220

Distributor

Foreside Fund Services, LLC

www.foreside.com

Investment Company Act File No. 811-22842

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2020

ABR Dynamic Blend Equity & Volatility Fund

Institutional Shares (ABRVX)

Investor Shares (ABRTX)

ABR 50/50 Volatility Fund

(Formerly the ABR Dynamic Short Volatility Fund)

Institutional Shares (ABRSX)

Investor Shares (ABRJX)

ABR 75/25 Volatility Fund

Institutional Shares (VOLSX)

Investor Shares (VOLJX)

Investment Adviser:

ABR Dynamic Funds, LLC

48 Wall Street

Suite 1100

New York, NY 10005

www.abrdynamicfunds.com

Account Information and Shareholder Services:

ABR Dynamic Funds

P.O. Box 588

Portland, Maine 04112

(855)   422-4518 (toll free)

abrdynamicfunds.ta@apexfs.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated December 1, 2020, as it may be amended from time to time (the “Prospectus”), offering Institutional Shares and Investor Shares of the ABR Dynamic Blend Equity & Volatility Fund, ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund (each a the “Fund“; and collectively the "Funds"), a separate series of Forum Funds II (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on the Adviser’s website listed above. This SAI is incorporated by reference into the Funds' Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund for the year ended July 31, 2020 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. ABR 75/25 Volatility Fund had not commenced operations as of the Fund’s fiscal year end and thus the Fund’s financial statements are not available at this time. Copies of the Funds' Annual Report may be obtained without charge and upon request, by contacting Apex Fund Services at the address, telephone number or e-mail address listed above. You may also obtain copies of each Fund’s most recent Annual Report and Semi-Annual Report, when they are available, on the Adviser’s website listed above.

TABLE OF CONTENTS

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
INVESTMENT LIMITATIONS		9
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		11
A.	Board of Trustees	11
B.	Principal Officers of the Trust	14
C.	Ownership of Securities of the Adviser and Related Companies	15
D.	Information Concerning Trust Committees	15
E.	Compensation of Trustees and Officers	15
F.	Investment Adviser	15
G.	Distributor	18
H.	Other Fund Service Providers	19
PORTFOLIO TRANSACTIONS		21
A.	How Securities are Purchased and Sold	21
B.	Commissions Paid	21
C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	21
D.	Counterparty Risk	22
E.	Transactions through Affiliates	22
F.	Other Accounts of the Adviser	22
G.	Portfolio Turnover	22
H.	Securities of Regular Broker-Dealers	22
I.	Portfolio Holdings	23
PURCHASE AND REDEMPTION INFORMATION		25
A.	General Information	25
B.	Additional Purchase Information	25
C.	Additional Redemption Information	25
TAXATION		27
A.	Qualification for Treatment as a Regulated Investment Company	27
B.	Fund Distributions	29
C.	Certain Tax Rules Applicable to Fund Transactions	30
D.	Federal Excise Tax	32
E.	Redemption of Shares	33
F.	State and Local Taxes	33
G.	Foreign Income Tax	34
H.	Backup Withholding	34
I.	Non-U.S. Investors	34
OTHER MATTERS		35
A.	The Trust and Its Shareholders	35
B.	Fund Ownership	35
C.	Limitations on Shareholders’ and Trustees’ Liability	36
D.	Proxy Voting Procedures	36
E.	Code of Ethics	36
F.	Registration Statement	36
G.	Financial Statements	36
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” or “ABR” means ABR Dynamic Funds, LLC, the Funds' investment adviser.

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a regulated investment company under Subchapter M of the IRC.

“SEC” means the U.S. Securities and Exchange Commission.

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INVESTMENT POLICIES AND RISKS

The ABR Dynamic Blend Equity & Volatility Fund is an open-ended, diversified series of the Trust and the ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund are open-ended, non-diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. Please see the Prospectus for a discussion of each Fund’s investment objective, principal investment strategies and principal risks of investing in each Fund. That said, the following paragraphs provide more detail regarding each Fund’s investment policies and the associated risks.

Non-Diversification

The ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund are non-diversified under the 1940 Act, which means that there is no restriction as to how much the ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the IRC, the ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund intend to comply, as of the end of each fiscal quarter, with certain diversification requirements imposed by the IRC. Pursuant to these requirements, at the end of each fiscal quarter, the ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities and RICs) of more than 25% of the value of the Fund’s total assets. In addition, the ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.

Focusing investments in a small number of issuers or industries increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Some of those issuers also may present substantial credit or other risks.

Regulatory Events

Legal, tax and regulatory changes could occur that may adversely affect each Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the CTFC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken or are considering taking actions in light of the 2008 financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by each Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by each Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Equity Securities

Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which each Fund may invest. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in each Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject each Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which each Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to each Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to each Fund.

Preferred Stocks. Each Fund may invest in preferred stocks. A preferred stock blends the characteristics of a bond and common stock. It can offer the fixed dividends of a bond and the equity ownership of a common stock. Unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company’s business prospects. Preferred stock has priority claim over common stock: (a) in the

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receipt of dividends, and (b) should the issuer be dissolved, in any residual assets after payment to creditors. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Rights and Warrants. Each Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of each Fund’s entire investment therein).

Investment Company Securities and Exchange Traded Products

Each Fund may invest in shares of other registered investment companies including exchange-traded funds (“ETFs”), money market funds and other mutual funds, in pursuit of its investment objective, subject to the limitations set forth in the 1940 Act. This may include investment in money market mutual funds in connection with each Fund’s management of daily cash positions.

Exchange-Traded Funds. Most ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, each Fund’s investments in ETFs will involve duplication of management fees and other expenses since each Fund will be investing in another investment company. In addition, each Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent each Fund invests in ETFs which focus on a particular market segment or industry, each Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which each Fund will invest will be listed on a national securities exchange and each Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV.

As a purchaser of ETF shares on the secondary market, each Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. Each Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Exchange-Traded Notes. Each Fund may invest in Exchange Traded Notes (“ETNs”), which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

Each Fund may invest also in other Exchange Traded Products (“ETPs”) that, like an ETF, invest in a pool of assets and are traded on an exchange. ETPs, however, are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities.

Risks. Investments in the securities of other registered investment companies may involve duplication of management fees and certain other expenses. By investing in another investment company, each Fund will become a shareholder of that

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investment company. As a result, Fund shareholders indirectly will bear each Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with each Fund’s own operations. Section 12(d)(1)(A) of the 1940 Act generally prohibits each Fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

As a shareholder, each Fund must rely on the investment company to achieve its investment objective. If the investment company or another investment company fails to achieve its investment objective, the value of each Fund’s investment will decline, adversely affecting each Fund’s performance. Because ETFs are generally investments companies, owning an ETF generally entails the same risks of owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to each Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s NAV. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate each Fund’s holdings at the most optimal time, adversely affecting each Fund’s performance.

Derivatives: Swaps and Futures

Derivatives. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for a Fund.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Futures Contracts. The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if each Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing each Fund to incur a loss. In addition, on the settlement date, each Fund may be required to make delivery of the instruments underlying the futures positions it holds.

Each Fund could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Each Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, each Fund will be exposed to the risk that

4

the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for each Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Each Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. Each Fund’s activities in the futures markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce each Fund’s yield.

Swaps Transactions. Each Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. Each Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities each Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by each Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of each Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, each Fund’s risk of loss consists of the net amount of interest payments that each Fund is contractually entitled to receive.

Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. Each Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with each Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, each Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, each Fund will succeed in pursuing contractual remedies. Each Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Adviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps. With respect with to cash-settled swaps, the net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that each Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which each Fund has valued the swap, each Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of each Fund’s net assets.

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Risks. Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires each Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of each Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as each Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for each Fund than if each Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on each Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, each Fund’s use of leverage would result in a lower rate of return than if each Fund were not leveraged. In an extreme case, if each Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for each Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. Each Fund will comply with SEC guidelines with respect to coverage of certain strategies, including short sales, futures, swaps and forward contracts, and if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with each Fund’s custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to each Fund’s commitments under these transactions less any proceeds or margin on deposit.

Short-Term Investments

Each Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire bank certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by each Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If each Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. Such laws and regulations, however, do not necessarily apply to foreign bank obligations that each Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, each Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

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Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A 2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, each Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Illiquid Securities

Each Fund may hold up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called, “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between each Fund’s decision to dispose of such securities and the time when each Fund is able to dispose of them, during which time the value of the securities could decline. An illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by each Fund.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market usually are not deemed illiquid for purposes of this limitation by each Fund. Investing in Rule 144A securities, however, could result in increasing the level of each Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Cash and Cash Equivalents

A Fund may invest a portion of its assets in cash or cash items pending other investments, to maintain liquid assets required in connection with some of each Fund’s investments or while assuming a temporary defensive position. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which a Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Cyber-Security

Each Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting each Fund or its third-party service providers may adversely impact each Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact each Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject each Fund to regulatory fines or financial losses and/or cause reputational damage. Each Fund may also incur additional costs for cyber security risk management purposes. While each Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and

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systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which each Fund may invest, which could result in material adverse consequences for such issuers and may cause each Fund’s investment in such companies to lose value.

CFTC Regulation

The Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and is subject to CFTC regulation with respect to each Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to each Fund as a result of the Adviser’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as each Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to each Fund, each Fund may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved each Fund, its investment strategies, its prospectus or this SAI.

Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Funds invest are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Funds and could adversely affect a Fund’s performance, resulting in losses to your investment.

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INVESTMENT LIMITATIONS

The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of a Fund. “A majority of the outstanding voting securities of a Fund,” as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Funds' investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the borrowing money policy set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. In addition, if the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (15% of net assets) due to subsequent fluctuations in value or other reasons, the Adviser will consider what actions are appropriate to maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible. Further, each Fund continuously monitors its holdings in illiquid securities.

Fundamental Limitations. The Funds have adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1.  The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.  The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.  The Fund will not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.  The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.  The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.  The Fund will not purchase or sell physical commodities, unless such physical commodities are acquired as a result of ownership of securities or other instruments; provided that for this purpose currencies are not considered physical commodities, and that this restriction shall not prevent the Fund from (i) purchasing or selling securities or instruments of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments, or other derivative instruments; or (iii) purchasing or selling investments in securities or engaging in transactions in other instruments that are linked to or secured by physical or other commodities.

7.  The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio

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that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to options, forwards or futures contracts or other derivatives, or the posting of initial or variation margin. The Funds will segregate liquid assets with respect to certain leveraged positions in accordance with requirements under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (5) above, a Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

With respect to the fundamental policy relating to concentration set forth in (7) above, a Fund normally assesses its industry concentration by categorizing its investments by industry as identified by the Standard Industrial Classification (“SIC”) system. The SIC system categorizes issuers by industry based on the issuers’ primary business activities. No industry within a group of industries may individually represent greater than 25% of the Fund’s total assets. The Fund will consider the investments of the underlying investment companies in which it invests, to the extent this information is available.

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BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board oversees the management and operations of the Trust and the Funds, in accordance with federal law, Delaware law and the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of each Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by ABR Dynamic Funds, LLC, which are the ABR Dynamic Blend Equity &  Volatility Fund, ABR 50/50 Volatility Fund and ABR 75/25 Volatility Fund (“Fund Complex”). The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the Funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of each Fund, the number of funds overseen by the Board, the arrangements for the conduct of each Fund’s operations, the number of trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. The address for all Trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	3	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy), since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017.	3	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors (a registered investment adviser), 1996- 2010.	3	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.
Interested Trustees(1)
Jessica Chase Born: 1970	Trustee	Since 2019	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	3	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.

(1)	Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her current affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each Trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a non-governmental organization and has served as chief financial officer for an integrated media company and several not-for-profit organizations. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-

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Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Adviser, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, the Funds' risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of each Fund’s investments.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program.

The Board receives regular reports from a Valuation Committee, composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator’s regulatory administration group and a representative of the Adviser. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Funds. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Funds (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Funds under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Funds and the Fund Complex. The following table sets forth each Trustee’s ownership of the Funds and the Fund Complex.

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Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2019			Aggregate Dollar Range of Ownership as of December 31, 2019 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
	ABR Dynamic Blend Equity & Volatility Fund	ABR 50/50 Volatility Fund	ABR 75/25 Volatility Fund
Independent Trustees
David Tucker	None	None	None	None
Mark D. Moyer	None	None	None	None
Jennifer Brown- Strabley	None	None	None	None
Interested Trustee
Jessica Chase	None	None	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2008-2019
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.

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C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2019, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended July 31, 2020, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended July 31, 2020, the Nominating Committee met once.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended July 31, 2020, the QLCC did not meet.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $16,000 for service to the Trust. The Chairman of the Board is paid an additional annual fee of $5,000. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The following table sets forth the fees paid to each Trustee by the Funds and the Fund Complex for the fiscal year ended July 31, 2020.

	Aggregate Compensation from the Funds			Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Trustee	ABR Dynamic Blend Equity & Volatility	ABR 50/50 Volatility Fund	ABR 75/25 Volatility Fund
Independent Trustees
David Tucker	$4,915	$1,924	$0	N/A	$6,838
Mark D. Moyer	$3,745	$1,466	$0	N/A	$5,210
Jennifer Brown-Strabley	$3,745	$1,466	$0	N/A	$5,210
Interested Trustees
Jessica Chase	$0	$0	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund’s investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

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Ownership of Adviser. ABR Dynamic Funds, LLC is a Delaware limited liability company, and acts as investment advisor to the Fund pursuant to the Advisory Agreement. ABR Management LLC, a Delaware limited liability company, is the majority owner of the Advisor, of which Taylor Lukof is the majority owner.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of July 31, 2020:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Taylor Lukof	None	1 account $42.4 million	None	None	1 account $9.4 million	None
David Skordal	None	1 account $42.4 million	None	None	1 account $9.4 million	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●	Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s policies and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s investment process and its Funds and/or other accounts, the Adviser’s investment management team services are typically applied collectively to the management of all the funds and/or other accounts following the same strategy.

Compensation of the Adviser’s portfolio managers is not based upon performance of the Funds managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/ or other accounts.

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There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. The portfolio manager’s compensation consists of a salary and discretionary bonus paid by the Adviser. The base salary is based on the individual’s job description, and the overall qualifications, experience and tenure at the Adviser. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors. Portfolio managers’ compensation is not based on a Funds’ performance or performance of any other account.

Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Funds:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of July 31, 2020
ABR Dynamic Blend Equity & Volatility Fund
Taylor Lukof	None
David Skordal	$50,001 - $100,000
ABR 50/50 Volatility Fund
Taylor Lukof	$50,001 - $100,000
David Skordal	$10,001 - $50,000

Fees. Subject to the general oversight of the Board, the Adviser makes investment decisions for the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”). The Adviser receives an advisory fee from the Funds at an annual rate equal to under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 2.00% or 2.25% of the ABR Dynamic Blend Equity & Volatility Fund’s Institutional Shares and Investor Shares, respectively, 2.50% or 2.75% of the ABR 50/50 Volatility Fund’s Institutional Shares and Investor Shares, respectively, 1.75% or 2.00% of the ABR 75/25 Volatility Fund’s Institutional Shares and Investor Shares, respectively, through November 30, 2021 (each such contractual agreement, an “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of each Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The actual advisory fee rate paid to the Adviser for the fiscal year ended July 31, 2020 was 1.55% and 1.15% by ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund, respectively. The ABR 75/25 Volatility Fund had not commenced operations prior to the Fund’s fiscal year end.

The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations). Investment Advisory fees data is not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations as of the Funds’ fiscal year end.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

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The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days’ written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”) and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan. The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, “payees”), a fee equal to 0.25% of the average daily net assets of the Fund’s Investor Shares for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The Rule 12b-1 plan is a core component of the ongoing distribution of the Fund’s Investor Shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Adviser, the Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Adviser.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Funds, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing, such as responding to shareholder inquiries regarding the Funds' operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales

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literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Funds to compensate payees for services and not to reimburse them for expenses incurred.

The following payments made by the Distributor for ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund under the Rule 12b-1 plan were used as set forth below during the period ended July 31, 2020. Data is not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations as of the Funds’ fiscal year end.

	Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
ABR Dynamic Blend Equity & Volatility Fund	$0	$0	$0	$30,148	$0	$0
ABR 50/50 Volatility Fund	$0	$0	$0	$3,968	$0	$0

As of July 31, 2020, the amount of unreimbursed expenses incurred under the Rule 12b1 plan were $313 and $197 for ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund respectively, representing less than 0.01% of each Fund’s net assets.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that a Fund or class bears for distribution or shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The Rule 12b-1 plan may be terminated with respect to Investor Shares at any time by the Board, by a majority of the Independent Trustees or by the shareholders of Investor Shares. No Independent Trustee has any direct or indirect financial interest in the Rule 12b-1 Plan.

Table 2 in Appendix B shows the dollar amount of fees payable by the ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund to the Distributor or its agents under the Rule 12b-1 plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Rule 12b-1 plan. The data provided is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations). Distributor Fees data is not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations as of the Fund’s fiscal year end.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex Fund Services and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Funds. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to the Apex Fund Services Services Agreement (the “Services Agreement”), each Fund pays Apex Fund Services and its subsidiaries a bundled fee for administration, compliance, fund accounting and transfer agency services. Each Fund also pays Apex Fund Services and its subsidiaries certain surcharges and shareholder account fees. The fee is accrued daily by the Funds and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least

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60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Apex Fund Services is not liable to the Funds or the Funds' shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex Fund Services will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01 and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Funds. Losses incurred by the Funds as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Funds would be borne by the Funds and through the Funds, by their Shareholders.

As Administrator, Apex Fund Services administers each Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund’s tax returns, the preparation of financial statements and related reports to each Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex Fund Services provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Funds, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Funds. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex Fund Services provides fund accounting services to the Funds. These services include calculating the NAV of each Fund class.

Table 3 in Appendix B shows the dollar amount of the fees accrued by ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund for administration services, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services under the Services Agreement. The data provided is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations). Data is not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations as of the Funds’ fiscal year end.

Custodian. MUFG Union Bank, N.A. (the “Custodian”) is the custodian for the Funds. The Custodian safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, DC 20006-1871, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, providing audit and tax services. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion. BBD also reviews certain regulatory filings of the Funds.

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PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which a Fund purchases or to which a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 4 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund; the amount of commissions paid to an affiliate of ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund, the Adviser, Subadviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund, the Adviser, Subadviser or the Distributor; and the percentage of transactions executed by an affiliate of ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund, the Adviser, Subadviser or the Distributor. The data provided is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations). Data is not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations as of the Fund’s fiscal year end.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker-dealer. A Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished to the Adviser by broker-dealers and may cause a Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser’s clients and a Fund’s investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser receives research.

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Table 5 in Appendix B lists ABR Dynamic Blend Equity & Volatility Fund’s and ABR 50/50 Volatility Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer for the fiscal year. Data is not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations as of the Funds’ fiscal year end.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which a Fund invests, are excluded from the calculation of portfolio turnover rate. The ABR 50/50 Volatility Fund experienced variation in its portfolio turnover rate over the two most recently completed fiscal years as a result of rebalancing the portfolio in an effort to manage the Fund’s exposure to market volatility in accordance with the stated investment policy.

H. Securities of Regular Broker-Dealers

From time to time the Funds may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of ABR Dynamic Blend Equity & Volatility Fund and ABR 50/50 Volatility Fund whose securities (or the securities of the parent company) were acquired for the fiscal year and the aggregate value of ABR Dynamic Blend Equity & Volatility Fund’s holdings of those securities as of the Fund’s most recent period ended July 31, 2020. Data is not provided for ABR 75/25 Volatility Fund because the Fund had not commenced operations as of the Fund’s fiscal year end.

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I. Portfolio Holdings

Portfolio holdings as of the end of the Funds' annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Funds' latest annual or semi-annual report to shareholders or a copy of the Funds' latest Form N-PORT, when it is available, which contains each Funds' portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

Each Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by each Fund’s officers and, if applicable, the Board. Each Fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to each Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Funds' independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding a Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer (i.e., the President or the Treasurer) determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the Funds, which may result in some of those accounts having a composition substantially similar to that of the Funds. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of a Fund’s holdings, specifies the amount of a Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Funds, or, to the Funds' knowledge, paid to the Adviser or any other party in connection with the disclosure of the Funds' portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a Fund’s portfolio holdings. In addition, the Funds' service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

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There is no assurance that the Funds' portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

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PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

Each Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, a Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Funds may not be available for sale in the state in which you reside. Please check with your investment professional to determine each Fund’s availability.

B. Additional Purchase Information

Shares of each class of each Fund are offered on a continuous basis by the Distributor.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, a Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. A Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by each Fund consist of securities that are appropriate, in type and amount, for investment by each Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v)   the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to each Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and each Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

Each Fund may redeem shares involuntarily, (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which a Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent a Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If a Fund pays redemption proceeds in-kind, the redeeming shareholder may incur transaction costs to dispose of the securities, and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund's portfolio, individual securities, or a representative basket of securities.

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NAV Determination. The offering price for Fund shares is at their current NAV. In determining the NAV of each Fund class, securities for which market quotations are readily available are valued at current market value using the last reported sales price or the official closing price from the primary exchange where the security is listed, as provided by an independent pricing service or, if no sales price is reported, the mean of the last bid and ask prices. If market quotations are not readily available or the Fund reasonably believes that they are unreliable, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the “General Information” section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that a Fund qualifies for treatment as a RIC under that law (as discussed below). This information is only a summary of certain key federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, and IRS interpretations and similar authority on which a Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. Each investor should consult their own tax advisor as to the federal, state, local, and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify for each taxable year as a RIC under the IRC. This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The taxable year-end of the Funds is July 31, which is the same as the Funds' fiscal year-end.

Qualification as a Regulated Investment Company. As a RIC, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To qualify to be taxed as a RIC for a taxable year, a Fund must satisfy the following requirements, among others:

●	The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

●	The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from income described in clause (1).

●	The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of the taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than U.S. government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Gross Income Requirement or the identification of the issuer for purposes of the Diversification Requirements is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type

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of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Certain Tax Rules Applicable to Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Gross Income Requirement, Distribution Requirement, or Diversification Requirements, which may have a negative impact on a Fund’s income and performance.

Failure to Qualify. If for any taxable year a Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described below) would be subject to federal income tax at the rates for net capital gain − a maximum rate of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status − and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Failure to qualify for treatment as a RIC would thus have a negative impact on a Fund’s after-tax performance. It is possible that a Fund will not qualify as a RIC in any given taxable year.

If a Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over one-ninth of its gross income that is such qualifying income.

If a Fund fails to satisfy either of the Diversification Requirements at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If a Fund fails to satisfy either of the Diversification Requirements (other than a “de minimis” failure, as defined in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the rate of tax applicable to corporations.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance.

Deferral of Late Year Losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” includes:

●	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

●	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a

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mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. Each Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

B. Fund Distributions

Each distribution by a Fund will be treated in the manner described below regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If the shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of Net Investment Income. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Each Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of each Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If a shareholder is a taxable investor, these distributions generally will be taxable to the shareholder as ordinary income to the extent of a Fund’s earnings and profits.

Qualified Dividend Income for Individuals. A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals and certain other non-corporate shareholders at maximum federal tax rates of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status. A distribution is treated as qualified dividend income by a shareholder to the extent that (1) a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and certain other requirements are met, and (2) the shareholder meets those requirements with respect to Fund shares on which the distribution is paid. To the extent that a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. A Fund’s distributions of dividends that it receives from U.S. real estate investment trusts, derivatives, fixed income securities, and PFICs generally will not constitute qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by a Fund to shareholders each year and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by a Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Distributions of Capital Gains. Each Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but a Fund may make additional distributions of net capital gain at any time during the year. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. These distributions will not qualify for the corporate dividends-received deduction or as qualified dividend income for non-corporate shareholders.

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Return of Capital. A distribution by a Fund that does not constitute an ordinary income dividend or capital gain dividend will be treated as a return of capital. A return of capital distribution will reduce the shareholder’s tax basis of shares and will be treated as gain from the sale of the shares to the extent the basis would be reduced below zero. Return of capital distributions can occur for a number of reasons, including, among others, a Fund over-estimates the income to be received from certain investments.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Fund’s next taxable year, and the excess (if any) of a Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Fund in succeeding taxable years. All capital loss carryovers are listed in a Fund’s financial statements.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. When a shareholder purchases shares, the NAV of their shares may reflect undistributed net investment income, undistributed capital gains or net unrealized appreciation in the value of the assets of a Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder unless the shareholder is investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends Declared in December and Paid in January. Ordinarily, a shareholder is required to take distributions by a Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by a Fund and received by them on December 31 of that year if the distribution is paid in January of the following year.

Annual Statements. Each Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

Medicare Tax. An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or other taxable disposition of Fund shares) reduced by the deductions properly allocable to such income, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Shareholders should consult their tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

C. Certain Tax Rules Applicable to Fund Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions

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payable by a Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the IRC (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the IRC) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in Convertible Debt Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly,

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convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero-coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by a Fund, requiring a Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the IRC. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

D. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the calendar year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, each Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes any “specified gain” or “specified loss” (see, “Deferral of Late Year Losses” above for the definition of “specified gain” and “specified loss”) realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. A Fund will include any “specified gain” or “specified loss” incurred after October 31 in determining ordinary income for the succeeding calendar year.

Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and Excise Tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an Excise Tax. Shareholders should note, however,

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that each Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid Excise Tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on an exchange or redemption of Fund shares in an amount equal to the difference between the proceeds of the exchange or redemption and your adjusted tax basis in the shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after an exchange or redemption (i.e., a wash sale). If disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or loss arising from an exchange or redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from an exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. A Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired where the cost basis of the shares is known by the Fund (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, a Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the IRC and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

F. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in a Fund can differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in a Fund.

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G. Foreign Income Tax

Investment income received by a Fund from sources within foreign countries and gains that it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source and the amount of tax withheld generally will be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to know the effective rate of foreign tax in advance, since the amount of a Fund’s assets to be invested within various countries cannot be determined.

H. Backup Withholding

By law, each Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

I. Non-U.S. Investors

Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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OTHER MATTERS

A. The Trust and Its Shareholders

General Information. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on July 30, 2012. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of November 5, 2020, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

As of November 5, 2020, certain shareholders listed in Table 7 in Appendix B owned of record or beneficially 5% or more of the shares of a Fund.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 5, 2020, the shareholders

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listed in Table 7 in Appendix B who own more than 25% of a Fund may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of a Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and a Fund is unable to meet its obligations.

No trustee or officer of the Trust is responsible or liable to the Trust, its shareholders or another trustee or other person that is a party to or is otherwise bound by the Trust’s Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, adviser, principal underwriter or independent contractor to the Trust. However, no trustee or officer is protected under the Trust Instrument against liability to the Trust or its shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust’s officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

The Trust’s and the Adviser’s proxy voting procedures are included in Appendices C and D, respectively. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (855) 422-4518 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Funds.

G. Financial Statements

The Trust’s independent registered public accounting firm, BBD, audits and reports on each Fund’s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Rating (“IDR”) in the ranges ‘BB’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to honor short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to honor short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to honor short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to each Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations).

Period Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
ABR Dynamic Blend Equity & Volatility
July 31, 2020	$1,493,888	$167,254	$1,326,634
July 31, 2019	$621,276	$153,233	$468,043
July 31, 2018	$381,023	$148,341	$232,682
ABR 50/50 Volatility Fund
July 31, 2020	$387,458	$208,768	$178,690
July 31, 2019	$104,395	$164,464	$0
July 31, 2018	$53,442	$133,681	$0

Table 2 – Distribution Fees (Investor Shares)

The following table shows the dollar amount of the fees accrued by the applicable class, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations).

Period Ended	Plan Fees Accrued	Plan Fees Waived	Plan Fees Received
ABR Dynamic Blend Equity & Volatility
July 31, 2020	$30,188	$0	$30,188
July 31, 2019	$8,450	$0	$8,450
July 31, 2018	$2,656	$0	$2,656
ABR 50/50 Volatility Fund
July 31, 2020	$4,066	$0	$4,066
July 31, 2019	$3,419	$0	$3,419
July 31, 2018	$1,986	$0	$1,986

Table 3 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to each Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations).

Period Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
ABR Dynamic Blend Equity & Volatility
July 31, 2020	$123,120	$24,624	$98,496
July 31, 2019	$83,747	$16,749	$66,998
July 31, 2018	$76,520	$15,304	$61,216
ABR 50/50 Volatility Fund
July 31, 2020	$63,178	$6,318	$56,860
July 31, 2019	$59,653	$11,930	$47,723
July 31, 2018	$48,954	$9,791	$39,163

Table 4 – Commissions

The following table shows the aggregate brokerage commissions of each Fund. The data is for the last three fiscal years (or shorter period depending on a Fund's commencement of operations).

Period Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
ABR Dynamic Blend Equity & Volatility
July 31, 2020	$155,858	$0	0%	0%
July 31, 2019	$34,714	$0	0%	0%
July 31, 2018	$21,977	$0	0%	0%
ABR 50/50 Volatility Fund
July 31, 2020	$87,891	$0	0%	0%
July 31, 2019	$7,284	$0	0%	0%
July 31, 2018	$3,625	$0	0%	0%

Table 5 – Directed Brokerage

The following table lists each Fund's directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended July 31, 2020.

Fund	Amount Directed	Amount of Commissions Generated
ABR Dynamic Blend Equity & Volatility	N/A	N/A
ABR 50/50 Volatility Fund	N/A	N/A

Table 6 – Securities of Regular Brokers or Dealers

The following table lists each Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired for the fiscal year and the aggregate value of the Fund's holdings of those securities as of the most recent period ended July 31, 2020.

ABR Dynamic Blend Equity & Volatility Fund
Regular Broker or Dealer	Value of Securities Held
None	N/A

ABR 50/50 Volatility Fund
Regular Broker or Dealer	Value of Securities Held
None	N/A

Table 7 – Control Persons and 5% Shareholders

The following table lists as of November 5, 2020: (1) the shareholders who owned 25% or more of the outstanding shares of the applicable class and thus may be deemed to be a control person of the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the applicable class. The Funds believe that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts.

Name and Address	% of Fund
ABR Dynamic Blend Equity & Volatility Fund- Institutional Shares
FOLIO INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN, VA 22102	34.87%

CHARLES SCHWAB & CO INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	27.67%

Name and Address	% of Fund
ABR Dynamic Blend Equity & Volatility Fund- Investor Shares
CHARLES SCHWAB & CO INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	40.51%
TD AMERITRADE INC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103	8.71%

Name and Address	% of Fund
ABR 50/50 Volatility Fund- Institutional Shares
FOLIO INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN, VA 22102	43.50%
CHARLES SCHWAB & CO INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	14.97%
NATIONAL FINANCIAL SERVICES* 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.26%

Name and Address	% of Fund
ABR 50/50 Volatility Fund- Investor Shares
CHARLES SCHWAB & CO INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	53.57%
TD AMERITRADE INC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103	39.91%

Name and Address	% of Fund
ABR 75/25 Volatility Fund- Institutional Shares
CHARLES SCHWAB & CO INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	40.84%
THE BRYN MAWR TRUST COMPANY FBO DRAPER CO 801 LANCASTER AVENUE BRYN MAWR, PA 19010	31.82%
TD AMERITRADE INC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103	14.80%

Name and Address	% of Fund
ABR 75/25 Volatility Fund- Investor Shares
CHARLES SCHWAB & CO INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	73.42%
TD AMERITRADE INC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103	12.83%

*	Denotes record owner of Fund shares only.

APPENDIX C – TRUST PROXY VOTING PROCEDURES

Forum Funds II

Shareholder Voting Policy

As of June 13, 2013

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

 C-1

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

 C-2

APPENDIX D – ADVISER PROXY VOTING PROCEDURES

ABR Dynamic Funds, LLC -Proxy Voting Policies and Procedures

General Proxy Voting Policies

ABR understands and appreciates the importance of proxy voting. To the extent that ABR exercises discretion to vote the proxies of the Advisory Clients it manages, ABR will vote any such proxies in the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable). At the present time, ABR does not accept proxy voting authority from its Advisory Clients. In the event in the future that ABR does accept proxy voting authority, ABR shall follow the policies and procedures provided in this Section XXII.

Proxy Voting Procedures

(1) All proxies sent to Advisory Clients that are actually received by ABR (to vote on behalf of the Advisory Clients) will be provided to the CCO. Certain separate account clients may elect, however, to be responsible for voting the proxies related to their account. The CCO will coordinate with the Fund’s custodian to ensure that ABR is receiving all notices related to proxy voting. In addition, the CCO will coordinate with the Fund’s custodian to ensure that the custodian automatically participates in any class actions on behalf of the Fund.

(2) The CCO will generally adhere to the following procedures (subject to limited exception):

(a) A written record of each proxy received by ABR (on behalf of its Advisory Clients) will be kept in ABR’s files;

(b) The CCO will determine which of ABR’s Advisory Clients hold the security to which the proxy relates;

(c) ABR may contract authorized third-party service providers to handle the proxy voting procedures under specific instructions from ABR. If ABR engages a third-party provider, it will amend this Manual to provide for oversight policy and procedures governing such third-party service provider.

Handling of Conflicts of Interest

(1) To the extent there is a conflict of interest, the CCO and CIO will first determine whether there is a conflict of interest related to the proxy in question between ABR and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether ABR (or any affiliate of ABR) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client of ABR.

(2) If a conflict is identified and deemed “material”, ABR will determine whether voting the proxy is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).

(3) With respect to material conflicts, ABR will determine whether it is appropriate to disclose the conflict to affected Advisory Clients and Investors and give Investors the opportunity to vote the proxies in question themselves except that, if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between ABR and the ERISA Advisory Client reserves the right to vote proxies when ABR has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, ABR will:

(a) Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or

(b) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with any ERISA clients.

Voting Guidelines

(1) In the absence of specific voting guidelines mandated by a particular Advisory Client, ABR will endeavor to vote proxies, or in certain circumstances abstain from voting, in the best interests of each Advisory Client.

(2) Although voting certain proxies may be subject to the discretion of ABR, ABR is of the view that voting proxies in accordance with the following general guidelines, which shall be provided to the proxy third party service providers, is in the best interests of its Advisory Clients:

(a) ABR will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

(i) election of directors (where there are no related corporate governance issues);

(ii) selection or reappointment of auditors; or

(iii) increasing or reclassification of common stock.

(b) ABR will generally vote against proposals that:

(i) make it more difficult to replace members of the issuer's board of directors or board of managers; and

(ii) introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients of ABR).

(c) ABR will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

(d) ABR will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

(e) ABR will generally vote against proposals to move the company to another state less favorable to shareholders' interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in the Form ADV Part 2A and will be updated whenever these policies and procedures are updated. The CCO will be responsible for sending a copy of ABR’s Form ADV Part 2 to all existing Advisory Clients. Advisory Clients and Investors will also be provided with contact information as to how such Advisory Clients and Investors can obtain information about: (a) the details of ABR’s procedures are (i.e., a copy of these procedures); and (b) how ABR has voted proxies that are relevant to the affected Advisory Client or Investor.

Record- Keeping Requirements

The CCO will be responsible for maintaining files relating to ABR’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of ABR. Records of the following will be included in the files:

(1) Copies of these proxy voting policies and procedures, and any amendments thereto;

(2) A copy of each proxy statement that ABR actually receives, provided, however that ABR may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3) A record of each vote that ABR casts;

(4) A copy of any document that ABR created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5) A copy of each written request for information on how ABR voted such Advisory Client's proxies and a copy of any written response to any request for information on how ABR voted proxies on behalf of Advisory Clients.

(6) Any records necessary for Form N-PX filings as of June 30 each year.

PART C OTHER INFORMATION

Item 28.	Exhibits

(a)	(i)	Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(i) on Form N1-A via EDGAR on May 10, 2013, accession number 0001435109-13-000219).
	(ii)	Trust Instrument as amended and restated on September 19, 2013 (Exhibit incorporated by reference as filed Exhibit (a)(ii) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(b)		By-laws – None.
(c)		Shareholders' rights are contained in Articles II, V, VI, VII, X and XI of the Registrant’s Trust Instrument.
(d)	(1)	Investment Advisory Agreement between Registrant and Phocas Financial Corporation dated July 26, 2013 (Exhibit incorporated by reference as filed as Exhibit (d) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(2)	Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(2) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).
	(2)(A)	Appendix to Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(2)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
	(3)	Investment Advisory Agreement between Registrant and CVR Portfolio Funds LLC dated December 26, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(3) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(4)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and SSARIS Advisors, LLC dated January 16, 2015 (Exhibit incorporated by reference as filed Exhibit (d)(4) of Post-Effective Amendment No. 31 via EDGAR on April 24, 2015, accession number 0001435109-15-000325).
	(5)	Investment Advisory Agreement between Registrant and Acuitas Investments, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(5) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(5)(A)	Appendix to Investment Advisory Agreement between Registrant and Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (d)(5)(A) of Post-Effective Amendment No. 137 via EDGAR on June 24, 2020, accession number 0001398344-20-012763).

(6)	Sub-Advisory Agreement between Acuitas Investments, LLC and Advisory Research, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(7)	Sub-Advisory Agreement between Acuitas Investments, LLC and Algert Global, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(7) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(8)	Sub-Advisory Agreement between Acuitas Investments, LLC and ClariVest Asset Management, LLC dated April 1, 2019 (Exhibit incorporated by reference as filed Exhibit (d)(8) of Post-Effective Amendment No. 124 via EDGAR on June 21, 2019, accession number 0001398344-19-010894).
(9)	Sub-Advisory Agreement between Acuitas Investments, LLC and DePrince, Race & Zollo, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(10)	Sub-Advisory Agreement between Acuitas Investments, LLC and Falcon Point Capital, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(11)	Sub-Advisory Agreement between Acuitas Investments, LLC and Opus Capital Group, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(12)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(12) of Post-Effective Amendment No. 122 via Edgar on March 28, 2019, accession number 0001398344-19-005746).
(13)	Investment Advisory Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (d)(13) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
(14)	Investment Advisory Agreement between Registrant and Jaguar Listed Property LLC (Exhibit incorporated by reference as filed Exhibit (d)(14) of Post-Effective Amendment No. 122 via Edgar on March 28, 2019, accession number 0001398344-19-005746).
(14)(A)	Appendix to Investment Advisory Agreement between Registrant and Jaguar Listed Property, LLC (Exhibit incorporated by reference as filed Exhibit (d)(14)(A) of Post-Effective Amendment No. 132 via Edgar on January 23, 2020, accession number 0001398344-20-001168).
(15)	Investment Advisory Agreement between ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (d)(15) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
(15)(A)	Appendix to Investment Advisory Agreement between Registrant and ABR Dynamic Funds, LLC is filed herewith.

(16)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (d)(16) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(17)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(18)	Investment Advisory Agreement between Registrant and Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (d)(18) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
(19)	Sub-Advisory Agreement between Acuitas Investments, LLC and WCM Investment Management (Exhibit incorporated by reference as filed Exhibit (d)(19) of Post-Effective Amendment No. 58 via Edgar on April 21, 2016, accession number 0001435109-16-001549).
(20)	Investment Advisory Agreement between Registrant and Caravan Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(20) of Post-Effective Amendment No. 78 via EDGAR on April 24, 2017, accession number 0001435109-17-000233).
(21)	Sub-Advisory Agreement between Acuitas Investments, LLC and Usonian Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) of Post-Effective Amendment No. 88 via EDGAR on October 25, 2017, accession number 0001398344-17-013606).
(22)	Sub-Advisory Agreement between Acuitas Investments, LLC and Global Alpha Capital Management (Exhibit incorporated by reference as filed as Exhibit (d)(22) of Post-Effective Amendment No. 88 via EDGAR on October 25, 2017, accession number 0001398344-17-013606).
(23)	Investment Advisory Agreement between Registrant and Semper Capital Management, L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(23) of Post-Effective Amendment No. 101 via EDGAR on March 28, 2018, accession number 0001398344-18-004836).
(24)	Sub-Advisory Agreement between Acuitas Investments, LLC and AltraVue Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) of Post-Effective Amendment No. 111 via EDGAR on October 24, 2018, accession number 0001398344-18-015272).
(25)	Sub-Advisory Agreement between Acuitas Investments, LLC and Quantum Capital Management (Exhibit incorporated by reference as filed as Exhibit (d)(25) of Post-Effective Amendment No. 111 via EDGAR on October 24, 2018, accession number 0001398344-18-015272).
(26)	Sub-Advisory Agreement between Acuitas Investments, LLC and Cedar Street Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 115 via EDGAR on January 23, 2019 accession number 0001398344-19-000945).

	(27)	Sub-Advisory Agreement between Acuitas Investments, LLC and Lazard Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 115 via EDGAR on January 23, 2019 accession number 0001398344-19-000945).
	(28)	Sub-Advisory Agreement between Acuitas Investments, LLC and Meros Investment Management, L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 128 via EDGAR on October 25, 2019 accession number 0001398344-19-018510).
	(29)	Sub-Advisory Agreement between Acuitas Investments, LLC and Tieton Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(29) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).
	(30)	Sub-Advisory Agreement between Acuitas Investments, LLC and Granahan Investment Management, Inc. (Exhibit incorporated by reference as filed Exhibit (d)(30) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).
(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated May 31, 2017 (Exhibit incorporated by reference as filed Exhibit (e)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).
	(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated December 1, 2020 is filed herewith.
(f)		Bonus or Profit Sharing Contracts – None.
(g)		Custodian Agreement between Registrant and MUFG Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(1)	Custodian Agreement between Registrant and U.S. Bank National Association dated June 17, 2019 (Exhibit incorporated by reference as filed as Exhibit (g)(1) of Post-Effective Amendment No. 124 via EDGAR on June 21, 2019, accession number 0001398344-19-010894).
	(1)(A)	Amended Appendix to Custodian Agreement between Registrant and MUFG Union Bank, N.A. dated December 1, 2020 is filed herewith.
	(2)	Custodian Agreement between Registrant and BNP Paribas (Exhibit incorporated by reference as filed as Exhibit (g)(2) of Post-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).
(h)	(1)	Services Agreement dated July 26, 2013, as amended March 20, 2014 (Exhibit incorporated by reference as filed as Exhibit (h)(1) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
	(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement dated December 1, 2020 is filed herewith.

(2)	Expense Limitation Agreement between Registrant and Phocas Financial Corporation (Exhibit incorporated by reference as filed Exhibit (h)(2) of Post-Effective Amendment No. 104 via Edgar on April 24, 2018, accession number 0001398344-18-005908).
(3)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (h)(3) of Post-Effective Amendment No. 96 via Edgar on January 26, 2018, accession number 0001398344-18-000984).
(4)	Expense Limitation Agreement between Registrant and CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed Exhibit (h)(4) of Post-Effective Amendment No. 122 via Edgar on March 28, 2019, accession number 0001398344-19-005746).
(5)	Expense Limitation Agreement between Registrant and Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (h)(5) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).
(6)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (h)(6) of Post-Effective Amendment No. 117 via EDGAR on January 25, 2019, accession number 0001398344-19-001058).
(7)	Expense Limitation Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (h)(7) of Post-Effective Amendment No. 36 via EDGAR on August 14, 2015, accession number 0001435109-15-000770).
(8)	Expense Limitation Agreement between Registrant and Jaguar Listed Property, LLC (Exhibit incorporated by reference as filed Exhibit (h)(8) of Post-Effective Amendment No. 137 via EDGAR on June 24, 2020, accession number 0001398344-20-012763).
(9)	Expense Limitation Agreement between Registrant and ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h)(9) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).
(10)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC relating to Baywood SociallyResponsible Fund and the Baywood ValuePlus Fund (Exhibit incorporated by reference as filed Exhibit (h)(10) of Post-Effective Amendment No. 132 via Edgar on January 23, 2020, accession number 0001398344-20-001168).
(11)	Expense Limitation Agreement between Registrant and Dundas Partners, LLP dated June 24, 2020 (Exhibit incorporated by reference as filed as Exhibit (h)(11) of Post-Effective Amendment No. 138 via EDGAR on June 26, 2020, accession number 0001398344-20-012876).
(12)	Expense Limitation Agreement between Registrant and Caravan Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) of Post-Effective Amendment No. 133 via EDGAR on January 24, 2020, accession number 0001398344-20-001220).
(13)	Expense Limitation Agreement between Registrant and Semper Capital Management, L.P. (Exhibit incorporated by reference as filed as Exhibit (h)(13) of Post-Effective Amendment No. 101 via EDGAR on March 28, 2018, accession number 0001398344-18-004836).

(i)		None.
(j)		Consent of BBD LLP is filed herewith.
(k)		None.
(l)		Initial Capital Agreement (Exhibit incorporated by reference as filed as Exhibit (l) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
(m)		Amended and restated Rule 12b-1 Distribution Plan dated March 26, 2018 adopted by Registrant for ABR Dynamic Blend Equity & Volatility Fund, ABR Dynamic Short Volatility Fund, Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood ValuePlus Fund, Baywood SociallyResponsible Fund, CVR Dynamic Allocation Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Intermediate Value Fund, and Phocas Real Estate Fund, (Exhibit incorporated by reference as filed as Exhibit (m) of Post-Effective Amendment No. 100 via EDGAR on March 27, 2018, accession number 0001398344-18-004796).
	(1)	Amended Appendix to the restated Rule 12b-1 Distribution Plan (Exhibit incorporated by reference as filed Exhibit (m)(1) of Post-Effective Amendment No. 144 via Edgar on October 23, 2020, accession number 0001398344-20-020573).
	(2)	Shareholder Services Plan adopted by the Trust (Exhibit incorporated by reference as filed Exhibit (m)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).
(n)		Rule 18f-3 Plan dated July 26, 2013, as most recently amended and restated June 24, 2020, adopted by Registrant for ABR Dynamic Blend Equity and Volatility Fund, ABR Enhanced Short Volatility Fund, Acuitas US Microcap Fund, Baywood ValuePlus Fund, Baywood SociallyResponsible Fund, and Caravan Frontier Markets Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (n) of Post-Effective Amendment No. 138 via EDGAR on June 26, 2020, accession number 0001398344-20-012876).
(p)	(1)	Code of Ethics for Registrant (Exhibit incorporated by reference as filed Exhibit (p)(1) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(2)	Code of Ethics for Phocas Financial Corporation (Exhibit incorporated by reference as filed as Exhibit (p)(2) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(3)	Code of Ethics adopted by SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(3) of Post-Effective Amendment No. 122 via Edgar on March 28, 2019, accession number 0001398344-19-005746).

(4)	Code of Ethics adopted by CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) of Post-Effective Amendment No. 81 via EDGAR on June 23, 2017, accession number 0001435109-17-000429).
(5)	Code of Ethics adopted by SSARIS Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(5) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
(6)	Code of Ethics adopted by Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (p)(6) of Post-Effective Amendment No. 144 via Edgar on October 23, 2020, accession number 0001398344-20-020573).
(7)	Code of Ethics adopted by Advisory Research, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(7) of Post-Effective Amendment No. 75 via EDGAR on March 27, 2017, accession number 0001435109-17-000182).
(8)	Code of Ethics adopted by Algert Global, LLC (Exhibit incorporated by reference as filed Exhibit (p)(8) of Post-Effective Amendment No. 38 via Edgar on October 26, 2015, accession number 0001435109-15-000969).
(9)	Code of Ethics adopted by ClariVest Asset Management, LLC is filed herewith.
(10)	Code of Ethics adopted by DePrince, Race & Zollo, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(10) of Post-Effective Amendment No. 107 via Edgar on June 21, 2018, accession number 0001398344-18-009229).
(11)	Code of Ethics adopted by Falcon Point Capital, LLC (Exhibit incorporated by reference as filed Exhibit (p)(11) of Post Effective Amendment No. 94 via EDGAR on January 24, 2018, accession number 0001398344-18-000870).
(12)	Code of Ethics adopted by Opus Capital Group, LLC (Exhibit incorporated by reference as filed Exhibit (p)(12) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(13)	Code of Ethics adopted by Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(13) of Post-Effective Amendment No. 122 via Edgar on March 28, 2019, accession number 0001398344-19-005746).
(14)	Code of Ethics adopted by Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(14) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
(15)	Code of Ethics adopted by Jaguar Listed Property, LLC (Exhibit incorporated by reference as filed Exhibit (p)(15) of Post-Effective Amendment No. 125 via EDGAR on June 25, 2019, accession number 0001398344-19-011095).

(16)	Code of Ethics adopted by ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (p)(16) of Post-Effective Amendment No. 113 via Edgar on November 20, 2018, accession number 0001398344-18-016809).
(17)	Code of Ethics adopted by ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(18)	Code of Ethics adopted by Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (p)(18) of Post-Effective Amendment No. 144 via Edgar on October 23, 2020, accession number 0001398344-20-020573).
(19)	Code of Ethics adopted by WCM Investment Management (Exhibit incorporated by reference as filed Exhibit (p)(19) of Post-Effective Amendment No. 58 via Edgar on April 21, 2016, accession number 0001435109-16-001549).
(20)	Code of Ethics adopted by Caravan Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) of Post-Effective Amendment No. 133 via EDGAR on January 24, 2020, accession number 0001398344-20-001220).
(21)	Code of Ethics adopted by Usonian Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) of Post-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).
(22)	Code of Ethics adopted by Global Alpha Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(22) of Post-Effective Amendment No. 133 via EDGAR on January 24, 2020, accession number 0001398344-20-001220).
(23)	Code of Ethics adopted by Semper Capital Management, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(23) of Post-Effective Amendment No. 111 via EDGAR on October 24, 2018, accession number 0001398344-18-015272).
(24)	Code of Ethics adopted by AltraVue Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) of Post-Effective Amendment No. 111 via EDGAR on October 24, 2018, accession number 0001398344-18-015272).
(25)	Code of Ethics adopted by Quantum Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(25) of Post-Effective Amendment No. 111 via EDGAR on October 24, 2018, accession number 0001398344-18-015272).
(26)	Code of Ethics adopted by Cedar Street Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(26) in Post-effective amendment No. 115 via EDGAR on January 23, 2019 accession number 0001398344-19-000945).
(27)	Code of Ethics adopted by Lazard Asset Management LLC, Lazard Asset Management Securities LLC, Lazard Asset Management (Canada), Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(27) in Post-effective amendment No. 115 via EDGAR on January 23, 2019 accession number 0001398344-19-000945).

(28)	Code of Ethics adopted by Meros Investment Management, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in Post-effective amendment No. 128 via EDGAR on October 25, 2019 accession number 0001398344-19-018510).
(29)	Code of Ethics adopted by Tieton Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(29) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).
(30)	Code of Ethics adopted by Granahan Investment Management, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(30) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).

Other Exhibits:

(A)	Powers of Attorney for David Tucker, Jennifer Brown-Strabley, John Keffer and Mark Moyer, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) of Post-Effective Amendment No. 25 via EDGAR on March 27, 2015, accession number 0001435109-15-000237).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

In accordance with Section 3803 of the Delaware Business Trust Act, Article X of the Registrant’s Trust Instrument provides as follows:

“ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder. Except as required by Section 3806(e) of the Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

Section 2. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (i) by the court or other body approving a settlement or before which the action was adjudicated; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection 0 of this Section 2 shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that, with regard to an agent, in addition (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

(e) Any repeal or modification of this ARTICLE X by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this ARTICLE

X, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his, her or its being or having been a Shareholder and not because of his, her or its acts or omissions or for some other reason, the Shareholder or former Shareholder (or his, her or its heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such Liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him, her or it for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Phocas Financial Corporation includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from conduct by the Adviser that constitutes bad faith, willful misfeasance, negligence, or reckless disregard of its duties and obligations under this Agreement. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or the Fund or that the Trust or the Fund will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(d) The Adviser and the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and CVR Portfolio Funds, LLC, SKBA Capital Management, LLC, Acuitas Investments, LLC, Gurtin Fixed Income Management, LLC, Northwood Securities LLC and ABR Dynamic Funds, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any material breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Full Circle Advisors, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. Neither the Adviser nor any employee, agent, director or officer of the Adviser shall be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders; provided, however, that the foregoing shall not absolve the Adviser for any liability resulting from the Adviser’s bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors are a result of the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Trust.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Trust agrees to indemnify and hold harmless the Adviser and its employees, agents, directors and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character that are based on or arise out of or in any way related to (i) any breach of the Trust’s obligations under this Agreement , except to the extent caused by the Adviser’s act or omission, and (ii) any breach of a representation or warranty of the Trust or the Fund set forth in this Agreement.

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

A. Distributor acknowledges and agrees that certain large and significant brokerdealers, such as (without limitation) Merrill Lynch, UBS and Morgan Stanley (all such brokers referred to herein as the “Brokers”), require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings and indemnification that are not included in the Standard Dealer Agreement.

B. To the extent that Distributor is requested or required by the Client to enter into any Non-Standard Dealer Agreement, the Client shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) The Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by The Distributor in any Non-Standard Dealer Agreement to the extent that The Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by The Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification The Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-

Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a) Phocas Financial Corporation

With respect to Phocas Financial Corporation, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64317). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(b) SKBA Capital Management, LLC

With respect to SKBA Capital Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-56391). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c) CVR Portfolio Funds LLC

With respect to CVR Portfolio Funds LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78840). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d) Acuitas Investments, LLC

With respect to Acuitas Investments, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with theSEC (File No. 801-79447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e) Advisory Research, Inc.

With respect to Advisory Research, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-14172). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f) Algert Global, LLC

With respect to Algert Global, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61878). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g) ClariVest Asset Management, LLC

With respect to ClariVest Asset Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66386). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h) DePrince, Race & Zollo, Inc.

With respect to DePrince, Race & Zollo, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-48779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i) Falcon Point Capital, LLC

With respect to Falcon Point Capital, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61442). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j) Gurtin Fixed Income Management, LLC

With respect to Gurtin Fixed Income Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-68396). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(k) Jaguar Listed Property, LLC (f/k/a Northwood Securities LLC)

With respect to Jaguar Listed Property LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80143). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(l) ABR Dynamic Funds, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80044). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m) ROW Asset Management, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78326). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n) Dundas Partners, LLP

With respect to Dundas Partners, LLP, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-96275). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(o) WCM Investment Management

With respect to WCM Investment Management, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11916). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p) Caravan Capital Management, LLC

With respect to Caravan Capital Management, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-110208). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(q) Usonian Investments, LLC

With respect to Usonian Invesments, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-110775). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(r) Semper Capital Management, L.P.

With respect to Semper Capital Management, L.P. the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-42753). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(s) Northern Cross, LLC

With respect to Northern Cross, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62668). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(t) AltraVue Capital, LLC

With respect to AltraVue Capital, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-113312). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(u) Quantum Capital Management

With respect to Quantum Capital Management the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-67571). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(v) Cedar Street Asset Management, LLC

With respect to Cedar Street Asset Management, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-114121). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov

(w) Lazard Asset Management Securities, LLC

With respect to Lazard Asset Management Securities, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61701). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov

(x) Tieton Capital Management, LLC

With respect to Tieton Capital Management, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66657). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov

(y) Granahan Investment Management, INC.

With respect to Granahan Investment Management, INC. the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-23705). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	69.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
2.	Absolute Shares Trust	70.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
3.	AdvisorShares Trust	71.	Renaissance Capital Greenwich Funds
4.	AGF Investments Trust (f/k/a FQF Trust)	72.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
5.	AIM ETF Products Trust	73.	RMB Investors Trust (f/k/a Burnham Investors Trust)
6.	AlphaCentric Prime Meridian Income Fund	74.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
7.	American Century ETF Trust	75.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
8.	American Customer Satisfaction ETF, Series of ETF Series Solutions	76.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
9.	Amplify ETF Trust	77.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
10.	ARK ETF Trust	78.	Salient MF Trust
11.	Bluestone Community Development Fund (f/k/a The 504 Fund)	79.	SharesPost 100 Fund
12.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	80.	Six Circles Trust
13.	Bridgeway Funds, Inc.	81.	Sound Shore Fund, Inc.
14.	Brinker Capital Destinations Trust	82.	Strategy Shares

15.	Calamos Convertible and High Income Fund	83.	Syntax ETF Trust
16.	Calamos Convertible Opportunities and Income Fund	84.	Tactical Income ETF, Series of Collaborative Investment Series Trust
17.	Calamos Global Total Return Fund	85.	The Chartwell Funds
18.	Carlyle Tactical Private Credit Fund	86.	The Community Development Fund
19.	Center Coast Brookfield MLP & Energy Infrastructure Fund	87.	The Relative Value Fund
20.	Cliffwater Corporate Lending Fund	88.	Third Avenue Trust
21.	CornerCap Group of Funds	89.	Third Avenue Variable Series Trust
22.	Davis Fundamental ETF Trust	90.	Tidal ETF Trust
23.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions	91.	TIFF Investment Program
24.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions	92.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
25.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions	93.	Timothy Plan International ETF, Series of The Timothy Plan
26.	Defiance Quantum ETF, Series of ETF Series Solutions	94.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
27.	Direxion Shares ETF Trust	95.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
28.	Eaton Vance NextShares Trust	96.	Transamerica ETF Trust
29.	Eaton Vance NextShares Trust II	97.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
30.	EIP Investment Trust	98.	Trend Aggregation Conservative ETF, Series of Collaborative Investment Series Trust
31.	Ellington Income Opportunities Fund	99.	Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust

32.	EntrepreneurShares Series Trust	100.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
33.	Esoterica Thematic ETF Trust	101.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
34.	ETF Opportunities Trust	102.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
35.	Evanston Alternative Opportunities Fund	103.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
36.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	104.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
37.	Fiera Capital Series Trust	105.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
38.	FlexShares Trust	106.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
39.	Forum Funds	107.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
40.	Forum Funds II	108.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
41.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series	109.	U.S. Global Investors Funds
42.	GraniteShares ETF Trust	110.	Variant Alternative Income Fund
43.	Guinness Atkinson Funds	111.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
44.	Infinity Core Alternative Fund	112.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
45.	Innovator ETFs Trust	113.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
46.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)	114.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II

47.	Ironwood Institutional Multi-Strategy Fund LLC	115.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
48.	Ironwood Multi-Strategy Fund LLC	116.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
49.	IVA Fiduciary Trust	117.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
50.	John Hancock Exchange-Traded Fund Trust	118.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
51.	Manor Investment Funds	119.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
52.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV	120.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
53.	Morningstar Funds Trust	121.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
54.	OSI ETF Trust	122.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
55.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust	123.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
56.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust	124.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
57.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust	125.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
58.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust	126.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
59.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust	127.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II

60.	Pacific Global ETF Trust	128.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
61.	Palmer Square Opportunistic Income Fund	129.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
62.	Partners Group Private Income Opportunities, LLC	130.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
63.	PENN Capital Funds Trust	131.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
64.	Performance Trust Mutual Funds, Series of Trust for Professional Managers	132.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
65.	Plan Investment Fund, Inc.	133.	WisdomTree Trust
66.	PMC Funds, Series of Trust for Professional Managers	134.	WST Investment Trust
67.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions	135.	XAI Octagon Floating Rate & Alternative Income Term Trust
68.	Quaker Investment Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on November 25, 2020.

FORUM FUNDS II

By:	/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on November 25, 2020.

(a)	Principal Executive Officer

/s/ Jessica Chase
Jessica Chase
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

/s/ Jessica Chase
Jessica Chase, Trustee

David Tucker, Trustee*
Mark Moyer, Trustee*
Jennifer Brown-Strabley, Trustee*

	By:	/s/ Zachary R. Tackett
Zachary R. Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit	Description
(d)(15)(A)	Appendix to Investment Advisory Agreement between Registrant and ABR Dynamic Funds, LLC is filed herewith.
(e)(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated December 1, 2020 is filed herewith.
(g)(1)(A)	Amended Appendix to Custodian Agreement between Registrant and MUFG Union Bank, N.A. dated December 1, 2020 is filed herewith.
(h)(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement dated December 1, 2020 is filed herewith.
(j)	Consent of BBD LLP is filed herewith.
(p)(9)	Code of Ethics adopted by ClariVest Asset Management, LLC is filed herewith.